Exhibit 10.1


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                   BEAR STEARNS ASSET BACKED SECURITIES I LLC,
                                  as Depositor,


                      [Name of Seller and Master Servicer],
                          as Seller and Master Servicer


                            [Name of Issuing Entity]
                               as Issuing Entity,


                                       and


                           [Name of Indenture Trustee]
                              as Indenture Trustee




                       ----------------------------------

                          SALE AND SERVICING AGREEMENT

                       ----------------------------------





                         Dated as of __________ 1, 200__





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                                TABLE OF CONTENTS

                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   Definitions.....................................................
Section 1.02.   Interpretive Provisions.........................................
Section 1.03.   Interest Calculations...........................................

                             ARTICLE II

                    CONVEYANCE OF MORTGAGE LOANS

Section 2.01.   Conveyance of Mortgage Loans....................................
Section 2.02.   Treatment of Transfer...........................................
Section 2.03.   Mortgage File...................................................
Section 2.04.   Representations and Warranties of the Master Servicer...........
Section 2.05.   Representations and Warranties of the Issuing Entity............
Section 2.06.   Representations and Warranties of the Depositor.................
Section 2.07.   Representations and Warranties Regarding the Mortgage Loans.....
Section 2.08.   Enforcement of Representations and Warranties...................
Section 2.09.   Future Advances.................................................

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.   Appointment of the Master Servicer..............................
Section 3.02.   Subservicing Agreements Between the Master Servicer and
                Subservicers.......................
Section 3.03.   Collection of Mortgage Loan Payments............................
Section 3.04.   Permitted Withdrawals from the Collection Account...............
Section 3.05.   Maintenance of Insurance........................................
Section 3.06.   Fidelity Bond; Errors and Omissions Policy......................
Section 3.07.   Enforcement of Due-on-Sale Clauses; Assumption Agreements.......
Section 3.08.   Realization upon Defaulted Mortgage Loans.......................
Section 3.09.   Indenture Trustee to Cooperate; Release of Mortgage Files; Trust
                Estates; Related Documents......................................
Section 3.10.   Servicing Fee; Payment of Certain Expenses by Master Servicer...
Section 3.11.   Access to Certain Documentation and Information Regarding the
                Mortgage Loans...............
Section 3.12.   [Reserved.].....................................................
Section 3.13.   Recordation of Assignments......................................
Section 3.14.   Annual Statement as to Compliance...............................
Section 3.15.   Assessments of Compliance and Attestation Reports...............
Section 3.16.   Sarbanes-Oxley..................................................
Section 3.17.   Indemnification; Third-Party Claims.............................
Section 3.18.   Maintenance of Existence and Licenses; Merger or Consolidation
                of the Master Servicer..........................................
Section 3.19.   Excluded Amounts................................................
Section 3.20.   Intention of the Parties and Interpretation.....................

                                   ARTICLE IV

                              REPORT TO NOTEHOLDERS

Section 4.01.   Report to Noteholders...........................................

                                    ARTICLE V

                                  THE ACCOUNTS

Section 5.01.   Accounts........................................................
Section 5.02.   Collection Account..............................................
Section 5.03.   Trustee Collection Account......................................

                                   ARTICLE VI

                               THE MASTER SERVICER

Section 6.01.   Liability of the Master Servicer................................
Section 6.02.   Merger or Consolidation or Assumption of the Obligations of the
                Master Servicer............
Section 6.03.   Limitation on Liability of the Master Servicer and Others.......
Section 6.04.   Master Servicer Not to Resign...................................
Section 6.05.   Delegation of Duties............................................
Section 6.06.   Indenture Trustee Fees and Expenses; Indemnification............
Section 6.07.   Indemnification of Owner Trustee by Master Servicer.............

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.   Default.........................................................
Section 7.02.   Indenture Trustee to Act; Appointment of Successor..............
Section 7.03.   Notification to Securityholders.................................

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01.   Amendment.......................................................
Section 8.02.   Governing Law...................................................
Section 8.03.   Notices.........................................................
Section 8.04.   Severability of Provisions......................................
Section 8.05.   Third-Party Beneficiaries.......................................
Section 8.06.   Counterparts....................................................
Section 8.07.   Effect of Headings and Table of Contents........................
Section 8.08.   Termination; Clean-Up Call......................................
Section 8.09.   Certain Matters Affecting the Indenture Trustee.................
Section 8.10.   Owner Trustee Not Liable for Mortgage Documents or Related
                Documents.......................
Section 8.11.   Limitation of Liability of Owner Trustee........................
Section 8.12.   Tax Treatment of Servicing Fee and Other Amounts................


EXHIBITS

Exhibit A  -    Mortgage Loan Purchase and Servicing Agreement
Exhibit B  -    Mortgage Loan Schedule
Exhibit C  -    Limited Power of Attorney
Exhibit D  -    Request for Release of Documents
Exhibit E  -    Form of Initial Certification of Trustee
Exhibit F  -    Form of Final Certification of Trustee
Exhibit G  -    Form of Certification to be Provided by the Master Servicer with
                Form 10-K
Exhibit H  -    Form of Request for Release

         This SALE AND SERVICING AGREEMENT (the "Agreement"), dated as of ______ 1, 200__, is among Bear Stearns Asset Backed Securities I LLC, as depositor (the "Depositor"), [Name of Seller and Master Servicer], as seller (the "Seller") and as master servicer (the "Master Servicer"), [Name of Issuing Entity], as issuer (the "Issuing Entity") and [Name of Indenture Trustee], as indenture trustee (the "Indenture Trustee").

                                   WITNESSETH:

         WHEREAS, pursuant to the terms of a Mortgage Loan Purchase and Servicing Agreement, dated as of ________ __, 200__, attached as Exhibit A hereto, Seller sold the Mortgage Loans to the Depositor, together with the applicable Mortgage Documents and Related Documents on _______ __, 200__, and thereafter, until the end of the Managed Amortization Period, Seller will sell to the Issuing Entity all Additional Balances relating thereto created after the Cut-Off Date;

         WHEREAS, the Depositor will sell the Mortgage Loans and assign all of its rights under the Mortgage Loan Purchase and Servicing Agreement to the Issuer, together with the applicable Mortgage Documents and Related Documents, on the Closing Date;

         WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

         WHEREAS, pursuant to the terms of the Indenture, the Issuing Entity will issue the Notes; and

         WHEREAS, pursuant to the terms of this Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of _____ 1, 200__ (the "Indenture"), between the Issuing Entity and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. INTERPRETIVE PROVISIONS. Unless the context otherwise requires, (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time; (iii) "or" includes "and/or"; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) the term "proceeds" has the meaning ascribed thereto in the UCC;
(vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; and (viii) references to a Person are also to such Person's permitted successors and assigns.

         Section 1.03. INTEREST CALCULATIONS. [All calculations of interest hereunder that are made in respect of any HELOC originated by the Master Servicer shall be made on an average daily balance basis using a 365/366 day year.] [All calculations of interest hereunder that are made in respect of any HLTV or any HEL shall be made either on a daily basis using a 365/366-day year or on the basis of a 360-day year assumed to consist of twelve 30-day months, except upon loan payoff, when interest is calculated on an actual 365/366 day basis.] All calculations of interest on the Notes (other than the Class [A-IO] Notes) shall be made on the basis of the actual number of days in the related Interest Period and a year assumed to consist of 360 days. All calculations of interest on any other Security shall be made on the basis of a 360-day year assumed to consist of twelve 30-day months. The calculation of the Servicing Fee shall be made on the basis of the actual number of days in the related Interest Period and a 360-day year.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS

         Section 2.01. CONVEYANCE OF MORTGAGE LOANS. In consideration of the Issuing Entity's delivery to or upon the order of the Depositor of executed and authenticated Notes and Certificates, in authorized denominations and in aggregate amounts equal to the aggregate Initial Note Balance, the Depositor does hereby sell, transfer, assign and otherwise convey to the Issuing Entity, in trust for the benefit of the Securityholders, without recourse, subject to the Depositor's obligations herein:

         (a) all right, title and interest of the Depositor in and to the Mortgage Loans listed in Exhibit B hereto and all principal and interest collected after the Cut-Off Date relating to the Cut-Off Date Principal Balances of the Mortgage Loans, and any Additional Balances relating thereto created on or after the Cut-Off Date until the end of the Managed Amortization Period;

         (b) all right, title and interest of the Depositor in the Lien on the Mortgaged Properties created by the related Mortgage Documents;

         (c) all right, title and interest of the Depositor in any Liquidation Proceeds and Insurance Proceeds covering the Mortgage Loans or the related Mortgaged Properties or Mortgagors;

         (d) all right, title and interest (but none of the obligations) of the Depositor under the Mortgage Loan Purchase and Servicing Agreement, including, but not limited to, the right to enforce, on behalf of the Depositor, the representations and warranties made by Seller in Section 7.01 thereof relating to itself, the representations and warranties made by Seller in Section 7.02 thereof relating to the Mortgage Loans sold thereunder, and the rights of the Depositor under Section 7.03 thereof for any breaches of those representations and warranties; and

         (e) any proceeds of the foregoing and all other assets included or to be included in the Trust for the benefit of the Securityholders.

         Section 2.02. TREATMENT OF TRANSFER. It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute, as of its execution, a sale of all of its right, title and interest in and to the Mortgage Loans and other property of the Trust Estate from the Depositor to the Issuing Entity and the beneficial interest in and title to the Mortgage Loans and the other property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall be deemed to have constituted a grant of a security interest in the property referred to in this Section for the benefit of the Securityholders.

         Notwithstanding the characterization of certain classes of the Notes as debt for federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Mortgage Loans to the Trust as provided herein as a sale, for certain non-tax purposes, of all the Depositor's right, title and interest in and to the Mortgage Loans, whether now existing or hereafter created, and the other property described above and all proceeds thereof. In the event such transfer is deemed not to be a sale for such purposes, the Depositor shall be deemed to have granted to the Trust a security interest in all of the Depositor's right, title and interest in, to and under the Mortgage Loans, whether now existing or hereafter created, and the other property described above and all proceeds thereof; and this Agreement shall constitute a security agreement under applicable law.

         The Issuing Entity hereby appoints the Indenture Trustee as its custodian for purposes of taking possession of the Trust Estate in order to perfect any security interest arising as a result of the operation of this
Section 2.02.

         Section 2.03. MORTGAGE FILE. In connection with the sale of the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase and Servicing Agreement, the Mortgage File with respect to each Mortgage Loan was delivered to [Name of Indenture Trustee]. In connection with the transfer of the Mortgage Loans on the Closing Date, the Indenture Trustee will deliver an initial certification, in the form of the certificate attached as Exhibit E hereto, certifying that it has received a Mortgage File containing a Mortgage Note or Loan Agreement for each such Mortgage Loan listed on the Mortgage Loan Schedule to the Depositor. The Indenture Trustee shall not distribute the initial certification to any other party. Within [120] days following each such delivery of Mortgage Files, the Indenture Trustee shall review each such Mortgage File to ascertain that the Mortgage Documents are contained therein and that such Mortgage Documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule. Furthermore, the Indenture Trustee shall review the following data elements contained in the Mortgage Loan Schedule (a) Seller's loan number, (b) the Mortgagor's name, (c) the address (including city and state) of the related Mortgaged Property, (d) the original principal balance and
(e) the maturity of the related Mortgage Note. In so doing, the Indenture Trustee may rely on the purported due execution and genuineness of any signature thereon. If, within such [120] day period, the Indenture Trustee finds any Mortgage Document (other than a Mortgage Note for which the Indenture Trustee has received a lost note affidavit) constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, the Indenture Trustee shall, promptly upon the conclusion of its review, notify the Master Servicer and the Depositor in the form of the certificate attached as Exhibit F hereto. The list of noted exceptions included on such Exhibit F or of any exceptions still existing after delivery of the initial certification shall not be provided by the Indenture Trustee to any Securityholder (or beneficial owner thereof). The Master Servicer shall cause Seller or, if applicable, the Depositor within [120] days of its receipt of such notice, to correct or cure any such defect or to cause such defect to be corrected or cured or to substitute for or repurchase the affected Mortgage Loan pursuant to the terms of the Mortgage Loan Purchase and Servicing Agreement.

         The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section. In reviewing any Mortgage File pursuant to this Section, the Indenture Trustee shall have, without limitation, no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee thereof), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed and that it appears to be what it purports to be.

         Section 2.04. REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER. The Master Servicer represents and warrants to the Issuing Entity and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

         (a) the Master Servicer is a [type of entity] duly organized and validly existing under the laws of the State of _______, and has full power and authority to own its assets and to transact the business in which it is currently engaged. The Master Servicer (including, where appropriate, through its subsidiaries), is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Master Servicer;

         (b) the Master Servicer has full power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated hereunder (including, where appropriate, through its subsidiaries), and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

         (c) the Master Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization or registration or declaration as shall have been obtained or filed, as the case may be;

         (d) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Master Servicer will not violate any material provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the articles or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which it may be bound; and

         (e) except as disclosed in the Prospectus Supplement, no Proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of the Master Servicer, threatened against the Master Servicer or any of its properties or with respect to this Agreement or the Securities that in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         The foregoing representations and warranties shall survive the transfer of the Mortgage Loans to the Trust and any termination of the Master Servicer hereunder. Upon discovery of a breach of any representation or warranty that materially and adversely affects the interests of the Securityholders, the party discovering such breach shall give prompt written notice to the other parties hereto. Within 90 days of its discovery or its receipt of notice of such breach or, with the prior written consent of a Responsible Officer of the Indenture Trustee, such longer period specified in such consent, the Master Servicer shall cure such breach in all material respects.

         Section 2.05. REPRESENTATIONS AND WARRANTIES OF THE ISSUING ENTITY. The Issuer hereby represents and warrants to the Master Servicer and for the benefit of Indenture Trustee, as pledgee of the Mortgage Loans, as of the Cut-Off Date, that:

         (a) the Issuing Entity is a [type of trust] duly formed and in good standing under the laws of the State of __________ and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

         (b) the execution and delivery by the Issuing Entity of this Agreement and the performance by the Issuing Entity of its obligations under this Agreement will not violate any provision of any law or regulation governing the Issuing Entity or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuing Entity or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of statutory trusts. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuing Entity is a party or by which it may be bound.

         Section 2.06. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants to the Indenture Trustee, as of the Closing Date, that:

         (a) Depositor is a limited liability company, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Depositor;

         (b) Depositor has full power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated hereunder, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by the availability of equitable remedies;

         (c) Depositor is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

         (d) the execution, delivery and performance of this Agreement by the Depositor will not violate any provision of any existing law or regulation or any order decree of any court applicable to the Depositor or any provision of the certificate of formation or limited liability agreement of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which it may be bound;

         (e) no Proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of the Depositor, threatened against the Depositor or any of its properties or with respect to this Agreement or the Securities;

         (f) this Agreement (i) constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Depositor in and to the Mortgage Loans, all monies due or to become due with respect thereto, all proceeds of such Mortgage Loans, such funds as are from time to time on deposit in the Collection Account or Trustee Collection Account and all other property specified in the definition of "Trust Estate" as being part of the Trust Estate; and upon payment for Additional Balances relating thereto, if any, will constitute a valid transfer and assignment to the Trust of all right, title and interest of the Depositor in and to such Additional Balances, all monies due or to become due with respect thereto, all proceeds of such Additional Balances and all other property relating thereto that is specified in the definition of "Trust Estate" relating to Additional Balances or (ii) constitutes a grant of a security interest, as defined in the UCC as in effect in the State of New York, in such property in favor of the Trust or the Owner Trustee on behalf of the Trust; PROVIDED, HOWEVER, that if the Indenture Trustee obtains and maintains possession of the Mortgage File for each Mortgage Loan, the Trust shall have a first priority perfected security interest in such property; and

         (g) immediately prior to the transfer and assignment to the Trust of all of its right, title and interest in and to the Mortgage Loans, the Depositor was the sole owner of record and was the holder of the Mortgage Loans and the indebtedness evidenced by the related Mortgage Notes or Loan Agreements. Upon the transfer and assignment to the Issuing Entity, the Mortgage Loans, including the related Mortgage Notes or Loan Agreements and the Mortgages, were not subject to an assignment, sale or pledge to any Person other than the Issuing Entity and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loans to the Issuing Entity free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loans pursuant to this Agreement and following the sale of the Mortgage Loans, the Issuing Entity will own the Mortgage Loans free and clear of any encumbrance, equity, participation interest, lien other than Permitted Liens, pledge, charge, claim or security interest. The Depositor intends to relinquish all rights to possess, control and monitor the Mortgage Loans, and the Depositor has taken all action necessary to transfer its ownership of the Mortgage Loans to the Trust. The Depositor acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim.

         The foregoing representations and warranties shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representation or warranty that materially and adversely affects the interests of the Securityholders, the party discovering such breach shall give prompt written notice to the other parties hereto. Within 90 days of its discovery or its receipt of notice of such breach or, with the prior written consent of a Responsible Officer of the Indenture Trustee, such longer period specified in such consent, the Depositor shall cure such breach in all material respects.

         Section 2.07. REPRESENTATIONS AND WARRANTIES REGARDING THE MORTGAGE LOANS.

         (a) Seller restates below, for the benefit of the Issuing Entity, with respect to each Mortgage Loan, the same representations and warranties made by Seller to the Depositor in Section 7.02 of the Mortgage Loan Purchase and Servicing Agreement (all capitalized terms used and not defined herein shall have the meanings given to such terms in the Mortgage Loan Purchase and Servicing Agreement). Each representation and warranty set forth below is made by Seller only as of ________ __, 200__.

                  (i) The information set forth in the Mortgage Loan Schedule to the Mortgage Loan Purchase and Servicing Agreement is complete, true and correct in all material respects.

                  (ii) [_____]% of the Mortgage Loans by Stated Principal Balance have a payment which is greater than 29 days past due and [___]% of the Mortgage Loans have no payment which is greater than 59 days past due. To the best of Seller's knowledge, a Mortgage Loan has been dishonored and there are no material defaults under the terms of the Mortgage Loan, except as set forth in this clause ii;

                  (iii) To the best of Seller's knowledge, there is no valid offset, right of rescission, defense or counterclaim of any obligor under any Mortgage Note, Loan Agreement or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note or Loan Agreement, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note, Loan Agreement or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note, Loan Agreement or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto. To the best of Seller's knowledge, no Mortgage Loan is subject to any pending bankruptcy, insolvency, reorganization or moratorium.

                  (iv) Other than amounts that constitute Permitted Liens, to the best of Seller's knowledge, there are no mechanics' liens, materialmen's liens or similar liens or claims for work, labor or material affecting any Mortgaged Property which have been filed (and no rights are outstanding that under law could give rise to such liens), which are or may be a lien prior to, or equal with, the lien of such Mortgage.

                  (v) To the best of Seller's knowledge, there was and there currently is no material damage to any such Mortgaged Property. To the best of Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any of the Mortgaged Properties. Seller has not received notification that any such proceedings are scheduled to commence at a future date.

                  (vi) Each Mortgage is a valid, subsisting, enforceable and perfected first or more junior lien on the Mortgaged Property securing the related Mortgage Note or Loan Agreement, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note or Loan Agreement's original principal balance subject to principles of equity, bankruptcy, insolvency and other laws of general application affecting the rights of creditors. Each Mortgaged Property is owned by the Mortgagor in fee simple and is free and clear of all adverse claims, encumbrances and liens other than Permitted Liens having priority over the lien of the Mortgage. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting enforceable, and perfected lien and security interest on the property described therein, and immediately prior to the sale of such Mortgage Loan to the Depositor pursuant to the Mortgage Loan Purchase and Servicing Agreement and the related Term Sheet, Seller had full right to sell and assign the same to the Depositor.

                  (vii) Each Mortgage Loan complies with, and Seller has complied with, applicable local, state and federal laws, regulations and other requirements including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the federal Truth-In-Lending Act and disclosure laws and all applicable predatory and abusive lending laws, and the consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan, will not involve the violation of any such laws, rules or regulations. Not more than ___% of the Mortgage Loans are classified as "high cost" loans under Section 32 of the Home Ownership and Equity Protection Act of 1994. Each Mortgage Loan is being (and has been) serviced in accordance with Accepted Servicing Practices and applicable state and federal laws, including, without limitation, the federal Truth-In-Lending Act and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws. Seller shall maintain in its possession, available for the Depositor's inspection, as appropriate, and shall deliver to the Depositor or its designee upon demand, evidence of compliance with all such requirements.

                  (viii) Neither Seller nor any prior holder of any Mortgage Loan has in any material manner impaired, waived, altered or modified the Mortgage, Mortgage Note or Loan Agreement (except that a Mortgage Loan may have been modified by a written instrument (a copy of which is in the Mortgage File and the terms of which are reflected on the Mortgage Loan Schedule to the Mortgage Loan Purchase and Servicing Agreement) which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan; satisfied, canceled, rescinded or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of cancellation, rescission or satisfaction with respect thereto. No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan.

                  (ix) A property profile, title search, limited coverage policy or title insurance policy was obtained with respect to each Mortgage Loan, to the extent consistent with the normal credit and underwriting policies of Seller.

                  (x) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property (and wholly within the project with respect to a condominium unit), and no improvements on adjoining properties encroach upon the Mortgaged Property.

                  (xi) All parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with or exempt from any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, or (4) not doing business in such state.

                  (xii) Each Mortgage Note or Loan Agreement and the applicable Mortgage are original and genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) and Seller has taken all action necessary to transfer such rights of enforceability to the Depositor. All parties to the Mortgage Note or Loan Agreement and the Mortgage had legal capacity to execute the Mortgage Note or Loan Agreement and the Mortgage and each Mortgage Note or Loan Agreement and Mortgage has been duly and properly executed by such parties.

                  (xiii) Other than with respect to the undrawn portion of the HELOCs, the proceeds of the Mortgage Loan have been fully disbursed. there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note or Loan Agreement or Mortgage.

                  (xiv) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property subject to any senior liens. There is no homestead or other exemption available to the Mortgagor which would interfere with such right to foreclose.

                  (xv) With respect to each Mortgage constituting a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Depositor to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (xvi) There are no defaults by Seller in complying with the terms of the Mortgage, and to the best of Seller's knowledge all taxes, governmental assessments, water, sewer and municipal charges, leasehold payments or ground rents or other outstanding charges affecting the Mortgaged Property which previously became due and owing have been paid.

                  (xvii) The Mortgage Note or Loan Agreement is not and has not been secured by any collateral, pledged account or other security other than the lien of the corresponding Mortgage and such collateral does not serve as security for any other obligation (other than the related first lien mortgage and other Permitted Liens) and no Mortgage Loan is secured by more than one Mortgaged Property.

                  (xviii) There is no material default, breach or event of acceleration existing under the Mortgage or the applicable Mortgage Note or Loan Agreement, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and none of (i) Seller and any of its affiliates (ii) any servicer or subservicer and (iii) any prior mortgagee, of any Mortgage Loan has waived any material default, breach or event of acceleration. no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan.

                  (xix) There is no obligation on the part of Seller or any other party to make any payments with respect to the related Mortgage Loan in addition to the Monthly Payments required to be made by the applicable Mortgagor and except in the case of the undrawn portion of the HELOCs as of ________ __, 200__, the Mortgage Note or Loan Agreement with respect to any Mortgage Loan does not permit or obligate Seller to make future advances to the Mortgagor at the option of the Mortgagor.

                  (xx) Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

                  (xxi) [Reserved.]

                  (xxii) Each of the Mortgaged Properties consists of a single parcel of real property with a detached single-family residence erected thereon (including a manufactured dwelling deemed to be real estate under applicable state law), or a two- to four-family dwelling, or a townhouse, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development. No Mortgaged Property consists of cooperative housing or stock in a cooperative housing corporation. No Mortgaged Property is a timeshare.

                  (xxiii) None of the Mortgage Loans provide for deferred interest or negative amortization. The Mortgage Loan is not a graduated payment Mortgage Loan.

                  (xxiv) The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor.

                  (xxv) Seller is the sole owner of record and is the holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note or Loan Agreement. Upon the sale of the Mortgage Loan to the Depositor, Seller will retain the Mortgage File or any part thereof with respect thereto not delivered to the Depositor or the Depositor's designee in trust only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Upon the transfer and assignment to the Depositor, the Mortgage Loan, including the Mortgage Note or Loan Agreement and the Mortgage, was not subject to an assignment sale or pledge to any person other than Depositor and Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to the Mortgage Loan Purchase and Servicing Agreement and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien other than Permitted Liens, pledge, charge, claim or security interest. Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in the Mortgage Loan Purchase and Servicing Agreement.]

         After ________ __, 200__, Seller will not have any right to modify or alter the terms of the sale of the Mortgage Loan and Seller will not have any obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in the Mortgage Loan Purchase and Servicing Agreement, or as otherwise agreed to by Seller and Depositor. Seller acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim.

                  (xxvi) Other than with respect to the HELOCs, all of the Mortgage Loans are fixed-rate mortgage loans. Unless otherwise indicated on the Mortgage Loan Schedule to the Mortgage Loan Purchase and Servicing Agreement, other than with respect to the HELOCs, each Mortgage Note is payable in monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from origination. Each HELOC provides for an initial period (the "Revolving Period") during which the Mortgagor is required to make monthly payments of interest payable in arrears and requires repayment of the unpaid principal balance thereof over a period following the Revolving Period which is not in excess of [___] months. Except with respect to the HELOCs, principal payments on the Mortgage Loan commenced no more than ninety
         (90) days after the funds were disbursed in connection with the Mortgage Loan. All required notices of interest rate and payment amount adjustments have been sent to the Mortgagor on a timely basis and the computations of such adjustments were properly calculated. Installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate of each interest rate adjustment, with interest calculated and payable in arrears. All Mortgage interest rate adjustments have been made in strict compliance with state and federal law and the terms of the related Note. Any interest paid has been properly credited pursuant to state and local law.

                  (xxvii) The Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, at the option of the mortgagee and such provision is enforceable.

                  (xxviii) Each of the Mortgage and, with respect to each Mortgage Loan that is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (xxix) Except with respect to [__] Mortgage Loans, no Mortgagor has notified Seller, and Seller has no other knowledge of any relief requested or allowed to any Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.

                  (xxx) To the best knowledge of Seller, there exists no violation of any local, state, or federal environmental law, rule or regulation with respect to the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. Seller has no knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue. and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Mortgaged Property.

                  (xxxi) For each Mortgage Loan, the related Mortgage File is complete and contains a true, accurate and correct copy of each of the documents and instruments specified to be included therein.

                  (xxxii) Each Mortgage Note, each Loan Agreement, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to the Mortgage Loan Purchase and Servicing Agreement to be delivered by Seller hereunder has been delivered to Depositor or its agent.

                  (xxxiii) No more than [__]% (by Stated Principal Balance) of the Mortgage Loans constitute "real estate mortgages" for the purposes of Treasury Regulation ss. 301.7701(i)-1(d) under the Code. For this purpose a Mortgage Loan constitutes a "real estate mortgage" if it satisfies either test set out in paragraph (i) or paragraph (ii) below:

                           (i) The fair market value of the interest in real
                  property securing the obligation was at least equal to 80% of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified). For purposes of this paragraph, the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

                           (ii) Substantially all of the proceeds of the
                  obligation were used for one or more of the following purposes: (a) to acquire an interest in real property. (b) to improve an interest in real property. or (c) to protect an interest in real property, that, at the origination date, is the only security for the obligation. For this purpose only, substantially all of the proceeds of the obligations means two-thirds or more of the gross proceeds. For purposes of this paragraph, the use of the proceeds of the related Mortgage Loan to retire an existing lien against the related Mortgaged Property is considered use of the proceeds to protect an interest in real property.

                  (xxxiv) Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in Seller's portfolio. No statement, tape, diskette, form, report or other document furnished or to be furnished by Seller pursuant to the Mortgage Loan Purchase and Servicing Agreement or in connection with the transactions contemplated hereby contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

                  (xxxv) No fraud, error, negligence, misrepresentation or material omission of fact with respect to a Mortgage Loan has taken place on the part of Seller or the Mortgagor or any other party involved in the origination or servicing of the Mortgage Loan.

                  (xxxvi) The Mortgagor has received and has executed, where applicable, prior to origination of the Mortgage Loan, all disclosure and rescission materials required by applicable law with respect to the making of the Mortgage Loan.

                  (xxxvii) To the best of Seller's knowledge, there has been no default on any senior mortgage loan relating to a Mortgaged Property that has not been cured by a person other than Seller or an affiliate thereof.

                  (xxxviii) No HEL or HELOC has a Combined Loan-to-Value Ratio in excess of [__]%. No HLTV has a Combined Loan-to-Value Ratio in excess of [__]%. "Combined Loan-to-Value Ratio" means, with respect to any Mortgage Loan, the ratio, expressed as a percentage, of the sum of
         (a)(i) with respect to HELs or HLTVs, the original Principal Balance thereof or (ii) with respect to HELOCs, the credit limit of such HELOC at origination and (b) the outstanding principal balance at origination of such Mortgage Loan of all other mortgage loans, if any, secured by senior liens on the related Mortgaged Property, to the Appraised Value.

                  (xxxix) Excluding matters more specifically addressed in other subsections of this Section 2.07(a), Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause such Mortgage Loan to become delinquent or adversely affect the value or the marketability of the Mortgage Loan. Seller did not select the Mortgage Loans sold to Depositor based on any adverse selection of mortgage loans in its portfolio that met Depositor's purchase parameters for this transaction, including without limitation, the location or condition of the Mortgaged Property, payment pattern of the borrower or any other factor that may adversely affect the expected cost of foreclosing, owning or holding the Mortgage Loans or related Mortgaged Property or collecting the insurance or guarantee proceeds related thereto.

                  (xl) Each Mortgage Loan was originated by or for Seller pursuant to, and conforms with, Seller's underwriting guidelines as attached to the Mortgage Loan Purchase and Servicing Agreement.

                  (xli) No less than [__]% of the Mortgage Loans by Stated Principal Balance have a prepayment penalty and at least [__]% by Stated Principal Balance have a prepayment penalty for at least [__] years. With respect to each Mortgage Loan that has a prepayment penalty feature, each such prepayment penalty is enforceable and is permitted pursuant to federal, state and local law. Seller's business practices are to enforce such prepayment penalty features, subject to waiver at Seller's option for reasonable and prudent business purposes, including, without limiting the foregoing, a refinance of the Mortgage Loan by Seller or any parent, subsidiary or affiliate of Seller.

         No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated.

                  (xlii) Each Mortgage Loan where the related Mortgage is in first lien position or where the balance at origination exceeded $[____].00 is covered by a valid and transferable tax service contract with Transamerica Real Estate Tax Services, Inc. or such other vendor as may be reasonably acceptable to the Depositor, which may be assigned without the payment of any fee by the Depositor.

                  (xliii) [Reserved.]

                  (xliv) The Mortgage Loans conform to the characteristics set forth in the Term Sheet.

                  (xlv) At least [__]% of the Mortgage Loans by Stated Principal Balance in each of the Groups have conforming balances under Fannie Mae and Freddie Mac published underwriting guidelines. xlvi. No Mortgage Loan secured by property located in the State of Georgia and originated on or after October 1, 2002 qualifies as a "high" cost loan as defined by applicable Georgia law.

                  (xlvi) No Mortgage Loan secured by property in The City of New York and originated on or after February 20, 2003 qualifies as a "high cost" loan under New York City Local Law No. 36 (2002).

                  (xlvii) No Mortgage Loan secured by property in the State of New York and originated on or after April 1, 2003 qualifies as a "high cost" loan under New York Banking Law ss.6-1.

         (b) [In addition to the representations and warranties made by Seller in the Mortgage Loan Purchase and Servicing Agreement and assigned to the Issuing Entity in Section 2.01 and restated by Seller, but only as of ________ __, 200__, for the benefit of the Issuing Entity in Section 2.07(a), the Depositor hereby makes, for the benefit of the Issuing Entity, the representations and warranties in Section 2.07(a)[(ii), (iii), (iv), (v) and
(vi) with respect to each Mortgage Loan, but only for the period of time from, and excluding, ________ __, 200__ to, and including, the Closing Date (the "Applicable Period"). The foregoing representations and warranties made by the Depositor shall be deemed to be breached by the Depositor if any such representation and warranty is inaccurate at any time during the Applicable Period and such inaccuracy is due to events occurring or facts arising with respect to the Mortgage Loans during the Applicable Period. The Depositor shall have an obligation pursuant to Section 2.08 to cure or repurchase a Mortgage Loan for which there is a breach of its representations and warranties. In the case of any Eligible Substitute Mortgage Loans, the representations and warranties of the Depositor shall be deemed to be made as of the related Subsequent Transfer Date.] With respect to any representation or warranty that was made by Seller in the Mortgage Loan Purchase and Servicing Agreement to Seller's knowledge, if the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Trust, then such inaccuracy shall be deemed a breach of the representation or warranty for all purposes under this Agreement notwithstanding such qualification.

         (c) The representations and warranties of Seller in the Mortgage Loan Purchase and Servicing Agreement and restated in Section 2.07(a) [and the representations and warranties of the Depositor herein] shall survive the sale, transfer and assignment of the Mortgage Loans to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The representations and warranties set forth in this Section shall survive delivery of the Mortgage Files to the Indenture Trustee pursuant to Section 2.04 and the termination of the rights and obligations of the Master Servicer pursuant to
Section 6.04 or Article VII.

         Section 2.08. ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES. The Master Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, or the Issuing Entity, shall enforce the representations and warranties of Seller in Sections 7.01 and 7.02 of the Mortgage Loan Purchase and Servicing Agreement and in Section 2.07(a), and of the Depositor in Sections 2.06(f), 2.06(g) [and 2.07(b)], as applicable. Upon the discovery by the Depositor, the Master Servicer, the Issuing Entity, the Indenture Trustee or the Custodian of a breach of any of the respective representations and warranties made by Seller or by the Depositor, that materially and adversely affects the interests of any Securityholder (or upon the occurrence of a Repurchase Event), the Person discovering such breach shall give prompt written notice to the other foregoing Persons and to Seller or the Depositor, as applicable. The Master Servicer shall promptly demand of Seller or the Depositor, as applicable, that within 90 days of receipt of notice making such demand it (i) cure such breach in all material respects with respect to a breach by Seller of its representations and warranties in Sections 7.01 and 7.02 of the Mortgage Loan Purchase and Servicing Agreement and Section 2.07(a), or a breach by the Depositor of its representations and warranties in Sections 2.06(f), 2.06(g) [and 2.07(b]), respectively, or (ii) purchase the related Mortgage Loan from the Issuing Entity or substitute an Eligible Substitute Mortgage Loan (and remit to the Trustee Collection Account any related Substitution Adjustment Amount), in the manner set forth in Section 7.03 of the Mortgage Loan Purchasing and Servicing Agreement in the case of a breach by Seller of its representation or warranty in Sections 7.01 and 7.02 of the Mortgage Loan Purchase and Servicing Agreement and Section 2.07(a), or a breach by Depositor of its representations or warranties in Sections 2.06(f), 2.06(g) and [2.07(b)].

         The obligation of Seller or the Depositor, as the case may be, to accept a retransfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit into the Collection Account or Trustee Collection Account or to substitute an Eligible Substitute Mortgage Loan, as the case may be, shall constitute the sole and exclusive remedy hereunder against Seller or the Depositor, as applicable, respecting such breach available therefor. Notwithstanding the foregoing limitation, (i) the Indenture Trustee shall enforce the obligations of Seller in the Mortgage Loan Purchase and Servicing Agreement to indemnify the Depositor, the Issuing Entity, the Owner Trustee and the Indenture Trustee as "Purchaser" under the Mortgage Loan Purchase and Servicing Agreement for the breach of any covenant, representation or warranty of Seller pursuant to the terms of Section 12.01 of such agreement and (ii) Seller hereby agrees to indemnify the Trust for any costs and damages incurred by the Trust in connection with a breach of Seller's representations and warranties in Section 2.07(a)(vii), (xlvi), (xlvii) or (xlviii), and that materially and adversely affects the interests of any Securityholder.

         In connection with the purchase or substitution of any Mortgage Loan, the Issuing Entity shall assign to Seller [or the Depositor, as applicable], all of its right, title and interest in and to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon the completion of such substitution, the Master Servicer shall notify the Custodian thereof, and the Custodian shall deliver the Mortgage Files to the Master Servicer, together with all relevant endorsements and assignments prepared by the Master Servicer that the Indenture Trustee shall execute.

         Section 2.09. FUTURE ADVANCES. With respect to the HELOCs, notwithstanding Section 2.01, neither the Indenture Trustee nor the Trust assumes any obligation under any Loan Agreement that provides for the funding of future advances to any Mortgagor thereunder, and neither the Trust nor the Indenture Trustee shall be obligated or permitted to fund any such future advances. Additional Balances that do not constitute Excluded Amounts shall be part of the related Principal Balance of such HELOCs as they are created and are hereby transferred to the Trust as part of the Trust Estate on the Closing Date pursuant to this Section.

                                  ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01.  APPOINTMENT OF THE MASTER SERVICER.

         (a) [Name of Master Servicer] agrees to act as the Master Servicer and to perform all servicing duties under this Agreement, subject to the terms hereof.

         (b) The Master Servicer shall service and administer the Mortgage Loans in a manner consistent with the terms of this Agreement and as shall be normal and usual in its general mortgage servicing activities and consistent with mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans for their own accounts in the jurisdictions in which the related Mortgaged Properties are located, and shall have full power and authority, acting alone or through Subservicers, to do any and all things in connection with such servicing and administration as it may deem necessary or desirable; provided, that the Master Servicer shall at all times remain responsible to the Issuing Entity, the Indenture Trustee, as pledgee of the Mortgage Loans, for the performance of its duties and obligations hereunder in accordance with the terms hereof. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Issuing Entity and the Indenture Trustee, as pledgee of the Mortgage Loans, to execute and deliver, on behalf of itself, the Issuing Entity, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged Properties. The Issuing Entity, the Indenture Trustee and the Custodian, as applicable, shall furnish the Master Servicer with any powers of attorney or other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. In addition, the Master Servicer may, at its own discretion and on behalf of the Issuing Entity, obtain credit information in the form of a "credit score" from a credit repository. Within 30 days of the Closing Date, the Indenture Trustee shall deliver to the Master Servicer no less than [__] original limited powers of attorney substantially in the form of Exhibit C hereto. Following the Closing Date, the Indenture Trustee shall promptly deliver further powers of attorney as reasonably requested by the Master Servicer.

         In servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures consistent with the Master Servicer's normal servicing practices and in a manner consistent with recovery under any insurance policy required to be maintained by a Mortgagor pursuant to the related Mortgage Documents or by the Master Servicer pursuant to this Agreement. [With respect to Mortgage Loans that have not come into default and that constitute not more than 5% (by Principal Balance) of the Mortgage Loans, the Master Servicer may (i) permit an increase or decrease of up to 100 basis points in the Mortgage Interest Rate of a Mortgage Loan and (ii) allow the substitution of collateral for a Mortgage Loan in such Group, in both cases, in accordance with the Master Servicer's customary servicing practices. With respect to Mortgage Loans that have come into and continue in default and that constitute not more than 5% (by Principal Balance) of the Mortgage Loans, the Master Servicer may (i) permit any increase or decrease in the Mortgage Interest Rate of a Mortgage Loan in such Group and (ii) allow the substitution of collateral for a Mortgage Loan in such Group, in both cases, in accordance with the Master Servicer's customary servicing practices.]

         The Master Servicer may, without prior approval from any Person, increase the Credit Limit on any HELOC in a manner consistent with the Master Servicer's customary servicing practices. The Master Servicer may, without prior approval from any Person, repurchase Mortgage Loans from the Trust at the Repurchase Price in cases where Mortgage Loans are found to be in breach of the related purchase agreement that the Master Servicer has with brokers or correspondent lenders, even if such Mortgage Loans are not otherwise in breach of this Agreement.

         The relationship of the Master Servicer, and of any successor to the Master Servicer as master servicer hereunder, to the Issuing Entity under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or general agent.

         The Master Servicer shall make any Mortgage Interest Rate adjustments on each Interest Adjustment Date for any Mortgage Loan with an adjustable Mortgage Interest Rate in compliance with applicable regulatory adjustable mortgage loan requirements and the related Loan Agreements. The Master Servicer shall establish procedures to monitor the Interest Adjustment Dates in order to ensure that it uses a published interest rate in determining an interest rate change, and it will comply with such procedures. In the event that a published interest rate is no longer available, the Master Servicer shall choose a new comparable published interest rate in accordance with the provisions hereof, the related Loan Agreements and the Master Servicer's normal servicing practices, and shall provide the related Mortgagor, the Issuing Entity, the Indenture Trustee with notice of the new published interest rate sufficient under law and the related Loan Agreement. The Master Servicer shall execute and deliver all appropriate notices required by the applicable adjustable mortgage loan laws and regulations and the related Loan Agreements regarding such adjustments. If the Master Servicer fails to make a timely Mortgage Interest Rate adjustment in accordance with the terms of the related Loan Agreement, the Master Servicer shall use its own funds to satisfy any shortfall in Collections resulting therefrom for so long as such shortfall shall continue. Any such amount paid by the Master Servicer shall be reimbursable to it from any subsequent amounts collected on account of the related Mortgage Loan with respect to such adjustments.

         (c) On and after such time as the Owner Trustee receives the resignation of, or notice of the removal of, the Master Servicer from its rights and obligations under this Agreement, and with respect to a resignation pursuant to Section 6.04, after receipt by the Owner Trustee of the Opinion of Counsel required pursuant to Section 6.04, the Indenture Trustee or its designee shall assume all of the rights and obligations of the Master Servicer, subject to
Section 7.02. The Master Servicer shall, upon request of the Indenture Trustee and at the expense of the Master Servicer, deliver to the Indenture Trustee all documents and records relating to the Mortgage Loans and an accounting of amounts collected and held by the Master Servicer, and shall otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming Person.

         (d) The Master Servicer shall deliver a list of Servicing Officers to the Issuer and the Indenture Trustee by the Closing Date, which list may from time to time be amended, modified or supplemented by the subsequent delivery to the Issuer and the Indenture Trustee of any superseding list of Servicing Officers.

         (e) The Master Servicer and the Depositor hereby agree that all of the servicing duties and obligations of [Name of Master Servicer] under the Mortgage Loan Purchase and Servicing Agreement are hereby superseded in their entirety by the servicing duties and obligations set forth in this Sale and Servicing Agreement.

         Section 3.02. SUBSERVICING AGREEMENTS BETWEEN THE MASTER SERVICER AND SUBSERVICERS.

         (a) The Master Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans and for the performance of any and all other activities of the Master Servicer hereunder. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer, and any amount actually received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Master Servicer, whether or not actually received by the Master Servicer. Each Subservicing Agreement shall be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Subservicer shall have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers shall remain obligated under the related Subservicing Agreements. The Master Servicer and the related Subservicers may enter into amendments to the Subservicing Agreements; provided, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this Agreement. The Master Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Agreement; provided, that in the event of the termination of any Subservicing Agreement by the Master Servicer or the related Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer that will be bound by the terms of the related Subservicing Agreement. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer, and nothing contained herein shall be deemed to limit or modify such indemnification.

         Each Subservicer shall be (i) a depository institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating, acquiring or servicing mortgage loans, and in either case shall be authorized to transact business in those States in which (x) the related Mortgaged Properties are situated and (y) qualification is required to conduct a subservicing business operation. In addition, each Subservicer shall obtain and preserve its qualifications to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Securities or any Mortgage Loan, and to perform or cause to be performed its duties under the related Subservicing Agreement, which shall provide that the Subservicer's rights will automatically terminate upon the termination, resignation or other removal of the Master Servicer under this Agreement. Each account used by any Subservicer for the deposit of payments on any Mortgage Loan shall be an Eligible Account.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Subservicer or any references to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and primarily liable to the Issuer and the Indenture Trustee for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the related Subservicer, and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.

         As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Issuer and the Indenture Trustee, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement to the extent that the non-performance of any such obligation would have a material adverse effect on any Mortgage Loan. Such enforcement, including the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only from (i) a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) a specific recovery of costs, expenses or attorneys' fees against the Person against whom such enforcement is directed.

         In the event the Master Servicer shall for any reason no longer be the Master Servicer, the Indenture Trustee or its designee may (i) assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that the Master Servicer may have entered into, which assumption shall not violate the terms of the related Subservicing Agreement, (ii) notwithstanding anything to the contrary contained in each such Subservicing Agreement, terminate the related Subservicer without being required to pay any fee in connection therewith or (iii) assume the terminated Master Servicer's rights and obligations under such subservicing arrangements, which termination or assumption shall not violate the terms of the related Subservicing Agreement.

         (c) With respect to each Payment Date, on the [twenty-first (21st)] calendar day of each month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall furnish a statement to the Indenture Trustee, in writing or in an electronic format as the Indenture Trustee shall reasonably request, setting forth all information reasonably necessary to allow the Indenture Trustee to make the distributions contemplated by Section 3.05 of the Indenture and to deliver the statement required to be delivered pursuant to
Section 3.25 of the Indenture and Section 4.01 hereof.

         Section 3.03. COLLECTION OF MORTGAGE LOAN PAYMENTS. The Master Servicer shall use commercially best efforts to collect all payments called for under the terms and provisions of the Mortgage Documents and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as shall constitute the Master Servicer's collection procedures for mortgage loans serviced by it for its own account. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge, overlimit fee, prepayment penalty or other fees that may be collected in the ordinary course of servicing a Mortgage Loan; (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided, that such arrangement is consistent with the Master Servicer's policies with respect to mortgage loans; and provided further, that notwithstanding such arrangement, such Mortgage Loans shall be included in the information regarding delinquent Mortgage Loans set forth in the Loan Level Data Report, but shall not be separately identified as being subject to a payment arrangement. The Master Servicer may also extend the due date for payment due on a Mortgage Loan in accordance with its normal servicing practices; provided, that the Master Servicer shall first determine that any such waiver or extension will not materially adversely affect the Lien of the related Mortgage Documents or the interests of the Issuer or the Indenture Trustee and with respect to any Mortgage Loan, the due date for any payment due under any Mortgage Loan may not be extended beyond the maturity date of the Mortgage Loan with the latest maturity date as of the Cut-Off Date. With respect to any Mortgage Loan that is 180 days or more delinquent, the Master Servicer will treat such loan as a Liquidated Mortgage Loan. Notwithstanding such treatment, the Master Servicer will continue to make reasonable efforts to collect all payments due on any such delinquent Mortgage Loan. Consistent with the terms of this Agreement, the Master Servicer may waive, modify or vary any term of any Mortgage Loan, subject, if applicable, to the second paragraph of Section 3.01(b). Notwithstanding the foregoing, in the ordinary course of its business, the Master Servicer, including through its affiliates, may offer mortgage products via promotions or solicitations as well as respond to unsolicited requests for refinancing from Mortgagors on the Mortgage Loans. The Master Servicer may also waive any prepayment penalties with respect to any refinancing of a Mortgage Loan in accordance with its normal servicing practices.

         Consistent with the terms of this Agreement, the Master Servicer may consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, that in the Master Servicer's determination, such waiver, modification, postponement or indulgence relates to a reasonable business purpose; and provided further, that such waiver, modification, postponement or indulgence shall not materially and adversely affect the interests of the Securityholders. In addition, and without limitation, if a HELOC is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer may, through modification or otherwise, convert such HELOC to a fully amortizing HEL.

         Section 3.04. PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Master Servicer is hereby authorized from time to time to make withdrawals from the Collection Account for the following purposes:

         (a) on each Master Servicer Remittance Date, to deposit the amount required by Section 5.03 hereof for the related Payment Date into the Trustee Collection Account;

         (b) on each Master Servicer Remittance Date prior to the end of the Managed Amortization Period for Group II, Principal Collections with respect to Mortgage Loans assigned to Group II shall be applied toward the purchase from Seller of Additional Balances to be assigned to Group II; provided, that the aggregate amount so paid to Seller in respect of Additional Balances at any time during any related Collection Period shall not exceed the amount of Principal Collections for Mortgage Loans assigned to Group II received during such Collection Period;

         (c) to the extent deposited into the Collection Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining insurance policies pursuant to Section 3.05, for Liquidation Expenses paid pursuant to Section 3.08 or for expenses otherwise reimbursable pursuant to the terms of this Agreement (including expenses incurred in connection with a bankruptcy filing by a Mortgagor) to the extent not payable pursuant to Section 3.08 (other than expenses incurred by the Master Servicer pursuant to Sections 6.03, 6.06 and 6.07 of this Agreement); such withdrawal right being limited to amounts received in respect of the Mortgage Loans, other than any Repurchase Price in respect thereof, that represent late recoveries of the payments for which such advances were made, or from Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loans;

         (d) to pay to itself out of each payment received in respect of interest on a Mortgage Loan as contemplated by clause (b) of the last paragraph of Section 3.08, an amount equal to the Servicing Fee, to the extent not retained pursuant to Section 5.02;

         (e) to pay to Seller or the Depositor, as applicable, with respect to any Mortgage Loan or Mortgaged Property that has been purchased or otherwise transferred to Seller or the Depositor, all amounts received thereon that are not required to be distributed to the Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined; and

         (f) to withdraw any other amount deposited into the Collection Account that was not required to be deposited therein pursuant to Section 5.02.

         On each Master Servicer Remittance Date, the Master Servicer shall transfer from the Collection Account to the Trustee Collection Account the amount necessary for the Indenture Trustee to make the required distributions pursuant to Section 3.05 of the Indenture. The Master Servicer shall keep and maintain separate accounting on a loan-by-loan basis for the purpose of justifying any withdrawal from the Collection Account pursuant to the foregoing paragraphs. Notwithstanding any other provision of this Agreement, the Master Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses relating to a Mortgage Loan incurred pursuant to Section 3.08 or otherwise reimbursable pursuant to the terms of this Agreement that the Master Servicer determines to be otherwise nonrecoverable, except with respect to any Mortgage Loan as to which the Purchase Price or Repurchase Price shall have been paid, by withdrawal from the Collection Account, on any Business Day prior to the Payment Date succeeding the date of such determination, of amounts on deposit therein attributable to the Mortgage Loan.

         Section 3.05. MAINTENANCE OF INSURANCE.

         (a) With respect to each Mortgage Loan, the Master Servicer shall maintain accurate records reflecting the fire and casualty insurance coverage maintained by the related Mortgagors with respect to the Mortgaged Properties in accordance with its normal servicing practices. The Master Servicer may, if it has received notice of a default or deficiency in respect of the payment of any ground rents, taxes, assessments, water rates or casualty insurance premiums or other charges that are or may become a Lien upon the related Mortgaged Property, notify the related Mortgagor and the holder of the first Lien on the related Mortgaged Property.

         (b) To the extent permitted under the related Mortgage Documents, and to the extent the Master Servicer receives notice that a hazard insurance policy has been cancelled, the Master Servicer shall, to the extent consistent with its normal servicing practices, cause to be maintained for each Mortgage Loan hazard insurance naming the Master Servicer or the related Subservicer as loss payee thereunder, and providing extended coverage in an amount at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the principal balance owing on such Mortgage Loan from time to time. The Master Servicer shall monitor the maintenance of any such hazard insurance so obtained in accordance with its normal servicing practices.

         (c) The Master Servicer shall cause to be maintained with respect to any REO Property fire insurance with extended coverage in an amount at least equal to the lesser of (i) the full insurable value of the improvements that are a part of such property and (ii) the Principal Balance owing on the related Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure. Such insurance may be maintained in the form of one or more blanket insurance policies. Amounts collected by the Master Servicer under any such policies, other than amounts to be applied to the restoration or repair of Mortgaged Property or REO Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing practices, shall be deposited into the Collection Account to the extent provided in Section 5.02.

         (d) If, upon the origination of a Mortgage Loan, the related Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, and flood insurance has been made available, the Master Servicer shall cause to be maintained, to the extent required by the related Mortgage Documents, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage at least equal to the lesser of (i) the unpaid Principal Balance of such Mortgage Loan, (ii) the full insurable value of such Mortgaged Property or (iii) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. With respect to any REO Property identified as being in a flood zone at origination, the Master Servicer shall also maintain, if applicable, flood insurance in an amount at least equal to the lesser of (i) the maximum insurable value of the improvements that are a part of such property and (ii) the Principal Balance owing on the related Mortgage Loan at the time of foreclosure or grant of deed in lieu of foreclosure plus accrued interest and related Liquidation Expenses.

         (e) Pursuant to Section 3.03, any amounts collected by the Master Servicer under any insurance policy maintained pursuant to this Section, other than amounts to be applied to the restoration or repair of Mortgaged Property or released to a Mortgagor in accordance with the Master Servicer's normal servicing practices, shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 3.04. Any cost incurred by the Master Servicer in maintaining any such insurance shall be added to the amount owing under the related Mortgage Loan where the terms of the related Mortgage Documents so permit; provided, that the addition of any such cost shall not be taken into account for purposes of calculating the Principal Balance of such Mortgage Loan or distributions to be made to Securityholders. Such costs shall be recoverable by the Master Servicer pursuant to Section 3.04.

         (f) The Master Servicer shall be under no obligation to maintain or require any Mortgagor to maintain earthquake, title or other additional insurance, and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of any Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Section 3.06.     FIDELITY BOND; ERRORS AND OMISSIONS POLICY.

         (a) The Master Servicer shall maintain with a responsible company, and at its own expense, a banker's blanket fidelity bond (a "Fidelity Bond") and a mortgage errors and omissions insurance policy (an "Errors and Omissions Policy"), in amounts as required by Fannie Mae and Freddie Mac and as are commercially available and at costs that are not generally regarded as excessive by industry standards. Any fidelity bond shall protect against the dishonest acts of officers and employees. Any such Fidelity Bond or Errors and Omissions Policy shall not be canceled or modified by the Master Servicer in a manner materially adverse to the Securityholders without the prior written consent of the Issuer and the Indenture Trustee.

         (b) The Master Servicer shall be deemed to have complied with this provision if any of its Affiliates has such a Fidelity Bond and Errors and Omissions Policy and, by the terms of such policy, the coverage afforded thereunder extends to the Master Servicer. The Master Servicer shall cause each Subservicer to maintain an Errors and Omissions Policy and a Fidelity Bond meeting the requirements of this Section.

         Section 3.07. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. In any case in which a Mortgaged Property is about to be conveyed by the related Mortgagor, whether by absolute conveyance, contract of sale or otherwise, and whether or not such Mortgagor remains liable thereon, and the Master Servicer has knowledge of such prospective conveyance, the Master Servicer shall enforce any due-on-sale provision contained in such Mortgage Documents to the extent permitted by such Mortgage Documents, unless such provision in the reasonable judgment of the Master Servicer is not exercisable under applicable law, governmental regulations or in the Master Servicer's reasonable judgment that it would be in the best financial interests of the Trust, in which case the Master Servicer may enter into an assumption and modification agreement or a substitution of liability agreement with such Mortgagor.

         The Master Servicer or the related Subservicer, as the case may be, shall be entitled to (i) execute assumption agreements, substitution agreements and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Agreement or other comparable instruments with respect to the Mortgage Loans and the related Mortgaged Properties; and the Issuer and the Indenture Trustee each shall promptly execute any such documents upon the request of the Master Servicer, and
(ii) approve the granting of an easement on Mortgaged Property in favor of another Person, any alteration or demolition of such Mortgaged Property or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collection of, such Mortgage Loan would not be adversely affected thereby. The Master Servicer shall notify the Indenture Trustee that any such assumption or substitution agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption or substitution agreement, which the Indenture Trustee shall add to the related Mortgage File and which shall, for all purposes, be considered part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall retain as servicing compensation any fee collected by the Master Servicer for entering into an assumption or substitution of liability Agreement. A partial release pursuant to this Section shall be permitted only if the Combined Loan-to-Value Ratio for the related Mortgage Loan after such partial release does not exceed the Combined Loan-to-Value Ratio for such Mortgage Loan as of the related Cut-Off Date.

         Notwithstanding the provisions of this Section or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or violation of any of its obligations hereunder by reason of any conveyance by a Mortgagor of the related Mortgaged Property or any assumption of a Mortgage Loan by operation of law with respect to which the Master Servicer determines in good faith that it may be restricted by law from preventing, for any reason whatsoever, or if the exercise of such right would impair or threaten to impair any recovery under any applicable insurance policy or, in the Master Servicer's judgment, would be reasonably likely to result in legal action by such Mortgagor.

         Section 3.08. REALIZATION UPON DEFAULTED MORTGAGE LOANS. With respect to each Mortgage Loan that comes into and continues in default, the Master Servicer shall exercise its reasonable judgment to determine whether to (a) foreclose on the related Mortgaged Property, (b) write off the unpaid Principal Balance thereof as bad debt, (c) take a deed in lieu of foreclosure, (d) accept a short sale, (e) arrange for a repayment plan, (f) agree to a modification thereof in accordance with this Agreement, (g) sue on the underlying promissory note, (h) sell the Mortgage Loan as a nonperforming asset to a third party not an Affiliate of the Master Servicer or Depositor or (i) take an unsecured note, in each case subject to the rights of any related senior lienholder, PROVIDED, HOWEVER, that the Master Servicer may sell the Mortgage Loan or take an unsecured note pursuant to clauses (h) and (i), respectively, only if the Mortgage Loan has been charged off or constitutes a Liquidated Mortgage Loan. The Master Servicer shall in no event expend funds in connection with any foreclosure or attempted foreclosure that is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property if it shall determine that such expenditure would not increase the related Liquidation Proceeds. In the event of a determination by the Master Servicer that any such expenditure previously made pursuant to this Section will not be reimbursable from Liquidation Proceeds, the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.04(c).

         Notwithstanding the foregoing provisions of this Subsection 3.08, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Trust would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                  (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                  (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this Subsection 3.08 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.04(c).

         If the Master Servicer determines that it is in the best economic interest of the Trust to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of the Trust. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.04(c).

         Notwithstanding any other provision of this Agreement, a defaulted Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Master Servicer to be received in connection therewith have been received; provided, that any subsequent collections with respect to any such Mortgage Loan shall be deposited into the Collection Account. For purposes of determining the amount of any Liquidation Proceeds or Insurance Proceeds, or other unscheduled collections, the Master Servicer may take into account amounts of additional receipts it expects to receive or any estimated additional Liquidation Expenses it expects to incur in connection with such Mortgage Loan.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Master Servicer, which shall hold the same on behalf of the Issuer. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall, except as otherwise expressly provided herein, be considered to be an outstanding Mortgage Loan held as part of the Trust Estate until such time as such Mortgaged Property shall be sold. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgaged Property shall be considered to be an outstanding Mortgage Loan, it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Documents shall have been discharged, such Mortgage Documents in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar Proceeding or any moratorium or similar waiver or grace period will remain in effect.

         Any proceeds from foreclosure Proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement and any recovery resulting from a collection of Liquidation Proceeds or Insurance Proceeds, shall be applied in the following order of priority: (a) to reimburse the Master Servicer or the related Subservicer in accordance with this Section; (b) to pay to the Master Servicer or the related Subservicer all Servicing Fees payable therefrom (without duplication for any proceeds applied pursuant to clause (a));
(c) as accrued and unpaid interest on such Mortgage Loan at the related Mortgage Interest Rate to the Payment Date in respect of which such amounts are to be deposited into the Trustee Collection Account; and (d) as a recovery of principal on such Mortgage Loan.

         Section 3.09. INDENTURE TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES; TRUST ESTATES; RELATED DOCUMENTS.

         (a) On or before each Payment Date, the Master Servicer shall notify the Indenture Trustee or the Custodian (with a copy to the Issuer) of the termination or payment in full of any Mortgage Loan during the preceding Collection Period. Upon receipt of payment in full, the Master Servicer shall be authorized to execute, pursuant to the authorization contained in the first paragraph of Section 3.01(b), if the Assignments of Mortgage have been recorded if required pursuant hereto or pursuant to the Mortgage Loan Purchase and Servicing Agreement, an instrument of satisfaction regarding the related Mortgage Documents, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law, and shall be delivered to the Person entitled thereto. Any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursable from amounts on deposit in the Collection Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee or the Custodian shall, upon request of the Master Servicer and delivery to the Indenture Trustee or the Custodian (with a copy to the Issuer) of two copies of a Request for Release in the form of Exhibit D hereto, which shall be signed by a Servicing Officer or be in a mutually agreeable electronic format that, in lieu of being manually signed by a Servicing Officer, emanate from a Servicing Officer, release or cause to be released the related Mortgage File to the Master Servicer, and the Issuer and the Indenture Trustee shall promptly execute such documents, in the forms provided by the Master Servicer, as shall be necessary for the prosecution of any such Proceedings or the taking of other servicing actions. The Request for Release shall obligate the Master Servicer to return such Mortgage File to the Indenture Trustee or the Custodian (as specified therein) when the need therefor by the Master Servicer no longer exists, unless such Mortgage Loan shall have been liquidated.

         If an Assignment of Mortgage has been recorded, in order to facilitate the foreclosure of the Mortgaged Property securing a Mortgage Loan that is in default following such recordation, the Indenture Trustee or the Issuer shall, if so requested in writing by the Master Servicer, promptly execute an appropriate assignment in the form provided by the Master Servicer to assign such Mortgage Loan for the purpose of collection to the Master Servicer, and any such assignment shall unambiguously indicate that such assignment is for the purpose of collection only. Upon such assignment, the Master Servicer, as assignee for collection, will thereupon bring all required actions in its own name and otherwise enforce the terms of such Mortgage Loan and deposit into or credit to the Collection Account any Liquidation Proceeds received with respect thereto. In the event that all delinquent payments due under any such Mortgage Loan are paid by the related Mortgagor and any other defaults are cured, then the Master Servicer, as assignee for collection, shall promptly reassign such Mortgage Loan to the Indenture Trustee and return all Mortgage Documents and Related Documents to the place where the related Mortgage File was being maintained.

         The Indenture Trustee, as pledgee of the Mortgage Loans and as assignee of record of the Mortgage Loans on behalf of the Issuer pursuant to Section 3.13 of the Indenture, shall, on behalf of the Issuer, take all such actions on behalf of the Issuer and promptly execute and return all instruments reasonably required by the Master Servicer in connection therewith; provided, that if the Master Servicer requests a signature of the Indenture Trustee on behalf of the Issuer, the Master Servicer shall deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

         (b) Where the Issuer or the Indenture Trustee is required by this Agreement to execute instruments to release property from the terms of the Trust Agreement or the Indenture, as applicable, or convey the Issuer's or the Indenture Trustee's interests in the same, the Issuer or the Indenture Trustee, as applicable, shall do so in a manner and under circumstances that are not inconsistent with the provisions of this Agreement. No Person relying upon any instrument executed by the Issuer or the Indenture Trustee shall be bound to ascertain the Issuer's or the Indenture Trustee's authority in connection therewith, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (c) If from time to time the Master Servicer shall deliver to the Custodian copies of any written assurance, assumption agreement or substitution agreement or other similar agreement pursuant to Section 3.07, the Custodian shall check that each of such documents purports to be an original executed copy or, if the original executed copy has been submitted for recordation and has not yet been returned, a copy of the original executed document; and if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office, shall file such originals or certified copies in the related Mortgage File. If any such documents submitted by the Master Servicer shall not meet the above qualifications, then the Custodian shall promptly give the Master Servicer written notice of such occurrence or return such documents to the Master Servicer, with a direction to the Master Servicer to forward the correct documentation.

         (d) Upon receipt of two copies of a Request for Release from the Master Servicer, substantially in the form of Exhibit D hereto, to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and has been terminated or that substantially all Liquidation Proceeds determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit into the Collection Account of such final payment, prepayment in full or Liquidation Proceeds, the Custodian shall promptly release the related Mortgage File to the Master Servicer, and the Indenture Trustee shall execute the same, along with such documents as the Master Servicer or the related Mortgagor may request to evidence satisfaction and discharge of such Mortgage Loan. To the extent that (i) a Mortgage Loan has been the subject of a final payment or a prepayment in full or substantially all Liquidation Proceeds determined by the Master Servicer in its reasonable judgment to be finally recoverable have been recovered, and a deposit into the Collection Account of such final payment, prepayment in full or Liquidation Proceeds has been made, and (ii) the Custodian and the Indenture Trustee have not received a Request for Release from the Master Servicer within a reasonable period of time following the occurrence of the events described in clause (i), the Indenture Trustee may prepare and deliver to the Custodian a Request for Release in duplicate whereupon the Custodian shall promptly release the related Mortgage File to the Master Servicer in the manner described in the preceding sentence.

         Section 3.10. SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY MASTER SERVICER. The Master Servicer shall be entitled to receive the Servicing Fee in accordance with Section 3.04(d) as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges and other receipts not required to be deposited into the Collection Account as specified in Section 5.02 may be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including payment of all fees and expenses not expressly stated hereunder to be for the account of the Securityholders, and shall not be entitled to reimbursement therefor. The Issuer shall pay the initial fees and expenses of the Indenture Trustee from the proceeds of the Notes.

         Section 3.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. Whenever required by statute or regulation, the Master Servicer shall provide each Securityholder or any regulator therefor, the Indenture Trustee with reasonable access to all documentation relating to the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or any Subservicer. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding Mortgagors, and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Section 3.12. [RESERVED.]

         Section 3.13. RECORDATION OF ASSIGNMENTS. (a) With respect to each MERS Mortgage Loan, on or before the [10th] Business Day after the Closing Date, the Master Servicer will cause MERS's records to reflect the Trust as owner of such Mortgage Loans.

         (b) In the case of any Non-MERS Mortgage Loan, the original assignment of Mortgage, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the conveyance of the Mortgage Loan to the Trustee or in blank, which may be in the form of one or more "blanket" assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, shall be recorded by the Master Servicer, at the expense of Seller, upon the earlier to occur of (i) the occurrence and continuation of any Event of Default or (ii) a bankruptcy or insolvency proceeding involving the Mortgagor is initiated or foreclosure proceedings are initiated against the Mortgaged Property as a consequence of an event of default under the Mortgage Loan. While such assignment is being recorded, the Custodian shall retain a photocopy thereof. If any assignment is lost or returned unrecorded to the Custodian because of any defect therein, the Master Servicer shall prepare at its expense a substitute assignment or cure such defect, and the Master Servicer shall cause such assignment to be recorded in accordance with this Section.

         Section 3.14. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Issuing Entity, the Indenture Trustee and each Rating Agency not later than March 1st of each year, commencing in 2007, an Officer's Certificate (an "Annual Statement of Compliance") stating, as to each signer thereof that, (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement or other applicable agreement throughout such year, or if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Servicer shall deliver a similar Annual Statement of Compliance by that subservicer to the Indenture Trustee as described above as and when required with respect to the Servicer.

         If the Servicer cannot deliver the related Annual Statement of Compliance by March 1st of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Annual Statement of Compliance, but in no event later than March 10th of such year.

         Failure of the Servicer to timely comply with this Section 3.14 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         Section 3.15. ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS. On and after January 1, 2006, the Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1123 of Regulation AB, the Servicer shall deliver to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency on or before March 1st of each calendar year beginning in 2007, a report regarding the Servicer's assessment of compliance (an "Assessment of Compliance") with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance must be reasonably satisfactory to the Indenture Trustee, and as set forth in Regulation AB, the Assessment of Compliance must contain the following:

         (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

         (b) A statement by such officer that such officer used the Servicing Criteria attached as Exhibit [__] hereto, and which will also be attached to the Assement of Compliance, to assess compliance with the Servicing Criteria applicable to the Servicer;

         (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;

         (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding calendar year; and

         (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

         Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit [__] hereto which are indicated as applicable to the Servicer.

         On or before March 1st of each calendar year beginning in 2007, the Servicer shall furnish to the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

         The Servicer shall cause any subservicer, and each subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Company, the Issuing Entity, the Indenture Trustee, the Depositor, the Credit Enhancer and each Rating Agency an Assessment of Compliance and Attestation Report as and when provided above.

         Such Assessment of Compliance, as to any subservicer, shall at a minimum address each of the Servicing Criteria specified on Exhibit [__] hereto which are indicated as applicable to any "primary servicer." Notwithstanding the foregoing, as to any subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         If the Servicer cannot deliver any Assessment of Compliance or Attestation Report by March 1st of such year, the Indenture Trustee, at its sole option, may permit a cure period for the Servicer to deliver such Assessment of Compliance or Attestation Report, but in no event later than March 10th of such year.

         Failure of the Master Servicer to timely comply with this Section 3.15 shall be deemed a Servicing Default, and the Indenture Trustee may, in addition to whatever rights the Indenture Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

         The Indenture Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit [__] hereto which are indicated as applicable to the "indenture trustee" or "securities administrator." In addition, the Indenture Trustee shall cause the Custodian to deliver to the Indenture Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit [__] hereto which are indicated as applicable to a "custodian." Notwithstanding the foregoing, as to any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

         Section 3.16. SARBANES-OXLEY. On or before March 10 of each year, the Administrator shall deliver to the Master Servicer all filings it made (or will make) for the Trust with the Commission with respect to the prior calendar year. In addition, on or prior to the tenth day after a Form 8-K is filed, the Administrator shall deliver a copy of it to the Master Servicer. On or before March 10 of each year, the Administrator shall furnish to the Master Servicer a certification with respect to any and all tasks performed by it and covered by the certification to be provided by the Master Servicer in the form of Exhibit G to this Agreement. On or before March 25 (or the previous Business Day if March 25 is not a Business Day) of each calendar year with respect to which a Form 10-K is required to be filed by the Trust, the Master Servicer shall deliver to the Administrator a certification in the form of Exhibit G to this Agreement.

         Section 3.17. INDEMNIFICATION; THIRD-PARTY CLAIMS. The Master Servicer (solely for the purpose of this Section, the "Indemnifying Party") agrees to indemnify and to hold each of the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee (solely for the purpose of this Section, the "Indemnified Parties") harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Parties may sustain in any way related to the failure of the Indemnifying Party to perform its respective duties in compliance with the terms of this Agreement. Each Indemnified Party and the Master Servicer shall immediately notify the other Indemnified Parties if a claim is made by a third party with respect to this Agreement, and the Master Servicer shall assume the defense of such claim and pay all expenses in connection therewith, including reasonable outside counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered into against the Indemnified Parties in respect of such claim. The Indenture Trustee, shall, out of the assets of the Trust Estate reimburse the Master Servicer in accordance with
Section 3.04(c) hereof for all amounts advanced by it pursuant to the preceding sentence except where the claim relates directly to the failure of the Master Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement; PROVIDED, HOWEVER, that the Master Servicer's indemnity hereunder shall not in any manner be conditioned on the availability of funds for such reimbursement. If the Master Servicer is unable to pay any such amounts owed to the Indenture Trustee, such amounts shall be paid to the Indenture Trustee out of the Trust Estate pursuant to Section 3.05(a) of the Indenture. Solely to the extent that the Holders of the Certificate fail to indemnify the Owner Trustee as required by Section 7.02 of the Trust Agreement, the Master Servicer shall undertake such indemnification in accordance with the terms of
Section 7.02 of the Trust Agreement.

         Section 3.18. MAINTENANCE OF EXISTENCE AND LICENSES; MERGER OR CONSOLIDATION OF THE MASTER SERVICER. The Master Servicer (or an appropriate Affiliate thereof) shall keep in full force and effect its existence, rights and franchises, shall obtain and preserve its qualification to do business in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any Mortgage Loan and to perform its duties hereunder, and shall Otherwise operate its business so as to cause the representations and warranties under Section 2.04 to be true and correct at all times.

         Section 3.19. EXCLUDED AMOUNTS. Each of (1) the portion of the principal balance of any HELOC attributable to Draws made subsequent to the end of the Managed Amortization Period and (2) the portion of the principal balance of any HELOC attributable to Draws for which the Variable Funding Note could not be increased to compensate Seller for the Draws (each, an "Excluded Amount") shall not be transferred to the Trust, and the portion of the Principal Collections and Interest Collections on such HELOC for each Collection Period shall be allocated to the Excluded Amount pro rata between the Excluded Amount and the Principal Balance of such HELOC in proportion to the respective amounts outstanding as of the end of the calendar month preceding such Collection Period.

         Section 3.20. INTENTION OF THE PARTIES AND INTERPRETATION. Each of the parties acknowledges and agrees that the purpose of Sections 3.14 and 3.156 of this Agreement is to facilitate compliance with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. ss.ss. 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties' obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with requests made by the Indenture Trustee or the Depositor for delivery of additional or different information as the Indenture Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties' obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

                                   ARTICLE IV

                              REPORT TO NOTEHOLDERS

         Section 4.01. REPORT TO NOTEHOLDERS. With respect to each Payment Date, no later than the fifteenth (15th) calendar day of each month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall forward the Loan Level Data Report to the Depositor and the Indenture Trustee. Based primarily on the information in the Loan Level Data Report, the Indenture Trustee shall prepare the Report to Noteholders with respect to each Payment Date. The Indenture Trustee, pursuant to Section 3.25 of the Indenture, shall make available to each Securityholder, the Owner Trustee, each Paying Agent (if other than the Indenture Trustee) and each Rating Agency, the Report to Noteholders setting forth the following information, to the extent applicable:

         (a) the aggregate amount of Collections received on the Mortgage Loans during the related Collection Period;

         (b) the aggregate amount of (i) Interest Collections and (ii) Principal Collections and, in the case of the Managed Amortization Period, Net Principal Collections (in each case stated separately for each Group, for each collateral type (i.e., HEL, HLTV and HELOC) and in the aggregate) for such Collection Period;

         (c) the Principal Collection Distribution Amount for such Collection Period;

         (d) the amount distributable to each Class of Offered Notes and the Variable Funding Notes in respect of interest;

         (e) the amount of any Interest Carry-Forward Amounts;

         (f) the amount, if any, to be distributed to the Certificateholders;

         (g) any accrued and unpaid Servicing Fees for previous Collection Periods and the Servicing Fee for such Collection Period; (h) the Excess Spread, if any, for such Collection Period (stated separately for each Group);

         (i) the Liquidation Loss Amount and Principal Balance of Liquidated Mortgage Loans (in each case stated separately for each Group, for each collateral type and also in the aggregate) for (i) such Collection Period, (ii) such Collection Period and the immediately preceding eleven Collection Periods and (iii) such Collection Period and all previous Collection Periods and any Overcollateralization Increase Amounts and Overcollateralization Release Amounts for such Collection Period;

         (j) the aggregate Principal Balance of the Mortgage Loans (in each case stated separately for each Group, for each collateral type and also in the aggregate) as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

         (k) the Offered Note Balance and the Variable Funding Balance for each Class of Notes after giving effect to any distribution on such Payment Date and to any reduction on account of Liquidation Loss Amounts;

         (l) the Overcollateralization Amount and the Overcollateralization Target Amount and whether the Loss and Delinquency Test has not been satisfied;

         (m) the Weighted Average Net Mortgage Rate for the related Collection Period and the Weighted Average Net Mortgage Rate for the aggregate of the Stated Principal Balance of (A) all of the Mortgage Loans and (B) the Adjustable Rate Mortgage Loans, for such collection period.

         (n) prior to the end of the Managed Amortization Period, the aggregate amount of Additional Balances, if any, (i) created and (ii) purchased during the preceding Collection Period;

         (o) whether an Amortization Event, specifying such event, has occurred since the prior Determination Date;

         (p) whether a Servicing Default has occurred since the prior Determination Date, specifying such Servicing Default;

         (q) the Net Loan Rate for the related Collection Period;

         (r) the number, Group, collateral type and Principal Balances of any Mortgage Loans removed from the Trust;

         (s) the applicable record dates, accrual periods, determination dates for calculating distributions and general distribution dates;

         (t) the total cash flows received and the general sources thereof;

         (u) the related amount of the Servicing Fees paid to or retained by the Master Servicer for the related Due Period;

         (v) the amount of any Net Swap Payment payable to the Derivative Administrator, any Net Swap Payment payable to the Swap Provider, any Swap Termination Payment payable to the Derivative Administrator and any Swap Termination Payment payable to the Swap Provider;

         (w) the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

         (x) the Certificate Principal Balance or Certificate Notional Amount, as applicable, of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

         (y) the number and Stated Principal Balance of the Mortgage Loans in each Loan Group in respect of which (A) one Scheduled Payment is Delinquent, (B) two Scheduled Payments are Delinquent, (C) three or more Scheduled Payments are Delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, (2) second lien Mortgage Loans, and (3) Adjustable Rate Mortgage Loans, in each such Loan Group; PROVIDED, HOWEVER, that such information will not be provided on the statements relating to the first Payment Date;

         (z) the amount of Advances included in the distribution on such Distribution Date (including the general purpose of such Advances), the aggregate amount of unreimbursed Advances at the close of business on the Distribution Date, and the general source of funds for reimbursements;

         (aa) the cumulative amount of Applied Realized Loss Amounts to date;

         (bb) if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

         (cc) with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

         (dd) the total number and principal balance of any real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

         (ee) the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the (1) first lien Mortgage Loans, and (2) Adjustable Rate Mortgage Loans;

         (ff) the Realized Losses during the related Prepayment Period and the cumulative Realized Losses through the end of the preceding month;

         (gg) whether a Trigger Event exists;

         (hh) updated pool composition data including the following with respect to each Loan Group: average loan balance, weighted average mortgage rate, weighted average loan-to-value ratio at origination, weighted average FICO at origination weighted average remaining term; and

         (ii) information about any additions of, substitutions for or removal of any Mortgage Loans from the Trust Fund, and any changes in the underwriting, acquisition or selection criteria as to any Mortgage Loans added to the Trust Fund.

         The Indenture Trustee shall conclusively rely upon the information contained in each Loan Level Data Report for purposes of making distributions pursuant to Section 3.05 of the Indenture, shall have no duty to inquire into such information and shall have no liability in so relying. The format and content of the Loan Level Data Report and the Report to Noteholders may be modified by the mutual agreement of the Master Servicer and the Indenture Trustee. The Administrator shall give notice of any such change to each Rating Agency.

         The amounts furnished pursuant to clause (d) above shall be expressed as an aggregate dollar amount per each Class of Offered Notes or Variable Funding Notes, as the case may be, with a $1,000 denomination.

         The Master Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Collection Account. The determination by the Master Servicer of such amounts shall be presumptively deemed to be correct for all purposes hereunder, and the Owner Trustee and the Indenture Trustee shall be protected in relying upon the same without any independent verification thereof. In addition, upon the Issuer's written request, the Master Servicer shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Master Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

                                   ARTICLE V

                                  THE ACCOUNTS

         Section 5.01. ACCOUNTS. Prior to the Closing Date, the Master Servicer shall establish or cause to be established the following accounts, each of which shall be an Eligible Account:

         (a) an account (the "Collection Account") bearing a designation clearly indicating that the funds on deposit therein are held for the benefit of the Issuer, the Indenture Trustee and the Securityholders; and

         (b) an account in the name of the Indenture Trustee (the "Trustee Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders.

         Section 5.02. COLLECTION ACCOUNT. The Master Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Mortgage Loans received by it subsequent to the Cut-Off Date, other than in respect of the payments referred to in the following paragraph, into the Collection Account within two (2) Business Days following receipt thereof (or otherwise on or prior to the Closing Date), including the following payments and collections received or made by it:

         (a) all payments of principal and interest in respect of the Mortgage Loans received by the Master Servicer from the Mortgagors or the related Subservicer (net of any portion of the interest thereof retained by such Subservicer as subservicing fees);

         (b) the aggregate Purchase Price or Repurchase Price of any Mortgage Loans purchased by Seller or the Depositor pursuant to Sections 2.03 or 2.08;

         (c) any Liquidation Proceeds and Insurance Proceeds;

         (d) any Substitution Adjustment Amounts; and

         (e) from the Master Servicer, any losses incurred upon Permitted Investments of amounts deposited into the Collection Account;

PROVIDED, HOWEVER, that with respect to each Collection Period, the Master Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period and any prepayment penalties, late fees and other similar fees.

         The foregoing requirements respecting deposits into the Collection Account are exclusive; PROVIDED, that without limiting the generality of the foregoing, the Master Servicer need not deposit into the Collection Account any amounts representing prepayment penalties or other ancillary servicing fees payable by Mortgagors during a Collection Period such as late fees, assumption fees, other administrative fees, release fees or bad check charges. In the event that any amount not required to be deposited into the Collection Account is so deposited, the Master Servicer may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Collection Account that have been identified by it as being attributable to the Mortgage Loans and shall hold all collections in the Collection Account to the extent they represent collections on the Mortgage Loans for the benefit of the Issuer, the Indenture Trustee and the Securityholders.

         The Master Servicer shall direct in writing the institution maintaining the Collection Account to invest funds therein only in Permitted Investments. No Permitted Investment may be sold or disposed of at a gain prior to maturity, unless the Master Servicer shall have obtained an Opinion of Counsel at the Master Servicer's expense addressed to the Indenture Trustee that such sale or disposition will not cause the Trust to be to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes. All net income, other than any gain from a sale or disposition of the type referred to in the preceding sentence, received from any such Permitted Investment shall be paid to the Master Servicer as additional servicing compensation. The amount of any losses incurred in respect therewith shall be deposited into the Collection Account by the Master Servicer out of its own funds immediately as incurred.

         The Master Servicer shall require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Master Servicer, in one or more accounts meeting the requirements of an Eligible Account (and amounts on deposit therein shall be invested in Permitted Investments), unless all such collections are remitted on a daily basis to the Master Servicer for deposit into the Collection Account.

         The Collection Account may, upon written notice to the Issuer and the Indenture Trustee, be transferred to a different institution, provided that such transfer is to an Eligible Account.

         On any Payment Date during the Managed Amortization Period with respect to Mortgage Loans assigned to Group II, the Master Servicer shall withdraw from the Collection Account and deliver to Seller, as payment for Additional Balances, the lesser of (i) the aggregate amount of Additional Balances created during the related Collection Period and (ii) Principal Collections with respect to Mortgage Loans assigned to Group II.

         Section 5.03. TRUSTEE COLLECTION ACCOUNT. On each Master Servicer Remittance Date, the Master Servicer shall transfer from the Collection Account to the Trustee Collection Account the amount necessary for the Indenture Trustee to make the required distributions pursuant to Section 3.05(a) of the Indenture. Such requirement respecting deposits into the Trustee Collection Account is exclusive. In the event that any amount not required to be deposited into the Trustee Collection Account is so deposited, the Master Servicer may at any time direct the Indenture Trustee to withdraw such amount from the Trustee Collection Account and deliver it to or at the direction of Master Servicer, any provision herein to the contrary notwithstanding.

         The Indenture Trustee may, but need not, invest funds in the Trustee Collection Account, and if such funds are invested, they shall be invested only in Permitted Investments selected by the Indenture Trustee. No Permitted Investment may be sold or disposed of at a gain prior to maturity, unless the Indenture Trustee shall have obtained an Opinion of Counsel at the Indenture Trustee's expense addressed to the Indenture Trustee that such sale or disposition will not cause the Trust to be to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes. Except as otherwise agreed by the Indenture Trustee and the Depositor in writing, all net income for the period from and including the Master Servicer Remittance Date up to and excluding the day prior to the related Payment Date shall be for the account of the Indenture Trustee and the remainder of the net income on the funds in the Trustee Collection Account shall be for the account of the Depositor. The amount of any losses incurred in respect therewith shall be deposited into the Trustee Collection Account by the Indenture Trustee and/or the Depositor out of their own funds immediately as incurred.

         On the Closing Date the Depositor shall remit to the Indenture Trustee for deposit in the Trustee Collection Account, or a subaccount of the Trustee Collection Account created by the Indenture Trustee, an amount equal to approximately $[____] representing the excess of the aggregate principal balance of the Mortgage Loans as of the statistical calculation date of ________ __, 200__ over the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. The principal amount deposited shall be paid on the first Payment Date as principal to the Holders of the Offered Notes entitled to receive principal on such Payment Date. In addition, following the Closing Date and prior to the first Payment Date, the Depositor may also remit funds to the Indenture Trustee for deposit in the Trustee Collection Account, or a subaccount of the Trustee Collection Account created by the Indenture Trustee, if the Depositor and the Indenture Trustee determine that without such remittance there would be a shortfall in the amount on deposit in the Trustee Collection Account available to be applied towards the payment of interest due on the Offered Notes on the initial Payment Date. All net income on such deposits from the Closing Date up to and not including the first Payment Date shall be for the account of the Depositor.

                                   ARTICLE VI

                               THE MASTER SERVICER

         Section 6.01. LIABILITY OF THE MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it hereunder.

         Section 6.02. MERGER OR CONSOLIDATION OR ASSUMPTION OF THE OBLIGATIONS OF THE MASTER SERVICER. Any Person into which the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000, and in all events shall be the successor of the Master Servicer, without the execution or filing of any paper or any further action on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Master Servicer shall send timely notice of any such merger or consolidation to the Indenture Trustee.

         The Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, that the Person accepting such assignment or delegation shall be a Person qualified to service the Mortgage Loans, shall be satisfactory to the Issuer; and such person shall be willing to service the Mortgage Loans and shall execute and deliver to the Indenture Trustee and the Issuer an agreement, in form and substance reasonably satisfactory to the Indenture Trustee and the Issuer, containing an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; and provided further, that no Rating Agency, after notice thereto, shall have notified the Indenture Trustee in writing that such assignment and delegation would result in a Rating Event; and provided further, that the Owner Trustee shall have received an Opinion of Counsel to the effect that such assignment or delegation would not cause the Trust to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes.

         Section 6.03. LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS. Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed on it by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard thereof. The Master Servicer and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director, officer, employee or agent thereof shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any Proceeding relating to this Agreement or the Securities, including any amount paid to the Indenture Trustee pursuant to
Section 6.06(b), other than any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard thereof and shall be entitled to reimbursement therefor pursuant to Section 3.05(a)(xiii) of the Indenture. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, that the Master Servicer may in its sole discretion undertake any action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to reimbursement therefor pursuant to Section 3.05(a)(xiii) of the Indenture. The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 6.04 or Article VII in respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination or from events that occurred prior to such resignation or termination.

         Section 6.04. MASTER SERVICER NOT TO RESIGN. Subject to the provisions of Section 6.02, the Master Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed upon it except (a) upon a determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with other activities carried on by it or any Affiliate thereof, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or such Affiliate at the date of this Agreement or (b) upon the satisfaction of the following conditions:
(i) the Master Servicer shall have proposed a successor master servicer to the Issuer and the Indenture Trustee in writing, and such proposed successor master servicer shall be acceptable to the Issuer and the Indenture Trustee; and (ii) each Rating Agency, after prior notice thereto, shall have delivered a letter to the Issuer and the Indenture Trustee prior to the appointment of such proposed successor master servicer stating that such proposed appointment would not result in a Rating Event; provided, that no such resignation by the Master Servicer shall become effective until such successor master servicer shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor master servicer in accordance with Section 7.02. An Opinion of Counsel delivered to the Issuer and the Indenture Trustee shall be required in connection with any such determination permitting the resignation of the Master Servicer.

         Section 6.05. DELEGATION OF DUTIES. In the ordinary course of its business, the Master Servicer may at any time delegate any of its duties hereunder to any Person (including any Affiliate of the Master Servicer), that agrees to conduct such duties in accordance with standards comparable to those applicable to the Master Servicer hereunder. Such delegation shall not relieve the Master Servicer of liability or responsibility with respect to such duties, and shall not constitute a resignation of the Master Servicer pursuant to
Section 6.04.

         Section 6.06. INDENTURE TRUSTEE FEES AND EXPENSES; INDEMNIFICATION.

         (a) After the Closing Date, the Indenture Trustee and any co-trustee from time to time shall be entitled to compensation in an amount equal to the Indenture Trustee Fee payable to it on each Payment Date, together with the net investment earnings on amounts on deposit in the Trustee Collection Account as specified in Section 5.03, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, for all services rendered by each of them in the execution of the trusts created under the Indenture and in the exercise and performance of any of the powers and duties under the Indenture of the Indenture Trustee and any such co-trustee. The Indenture Trustee and any such co-trustee shall be entitled to payment or reimbursement in accordance with Section 6.07 of the Indenture from amounts on deposit in the Collection Account, upon request therefrom for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any such co-trustee, respectively, in accordance with any of the provisions of this Agreement or the other Basic Documents, except any such expenses, disbursements or advances as may arise from the negligence, willful misfeasance or bad faith of the Indenture Trustee or such co-trustee, as the case may be. The Indenture Trustee shall be entitled to be reimbursed by the Master Servicer (or, if the Master Servicer is unable to fulfill such obligation, in accordance with Section 3.05(a) of the Indenture) for all costs associated with the transfer of servicing from the Master Servicer to the Indenture Trustee, including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to service the Mortgage Loans properly and effectively. If the Indenture Trustee or an Affiliate thereof becomes the successor Master Servicer, any custody fees and expenses shall also be paid pursuant to Section 3.05(a) of the Indenture.

         (b) The Indenture Trustee shall be indemnified and held harmless by the Master Servicer for any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Indenture Trustee, arising out of or in connection with the performance of its duties under the Basic Documents (but not with respect to the performance of any of its duties under the Administration Agreement), including the costs and expenses (including reasonable attorneys' fees and expenses) of defending the Indenture Trustee against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document; provided, that:

                  (1) with respect to any such claim, the Indenture Trustee shall have given the Master Servicer written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof;

                  (2) while maintaining control over its own defense, the Indenture Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                  (3) notwithstanding anything herein to the contrary, the Master Servicer shall not be liable for the settlement of any claim by the Indenture Trustee entered into without the prior written consent of the Master Servicer.

         No termination of this Agreement shall affect the obligations created by this Section of the Master Servicer to indemnify the Indenture Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided pursuant to this paragraph shall not pertain to any loss, liability or expense of the Indenture Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with (i) any actions taken by the Indenture Trustee at the direction of the Securityholders pursuant to the terms of the Basic Documents unless consented to by the Master Servicer (whose consent shall not be unreasonably withheld) or (ii) any actions taken by the Indenture Trustee in its capacity as administrator under the Administration Agreement.

         Section 6.07. INDEMNIFICATION OF OWNER TRUSTEE BY MASTER SERVICER. The Owner Trustee and its successors, assigns, agents and servants (collectively the "Indemnified Parties") shall be indemnified, defended and held harmless by the Master Servicer for any liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable attorney's fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") that may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of the Basic Documents, the Trust Estate or the administration of the Trust Estate or the action or inaction of the Owner Trustee, provided that:

         (a) The Master Servicer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's negligence with respect to the handling of funds, or gross negligence with respect to any other acts, willful misconduct or bad faith, or as a result of any inaccuracy of an express representation or warranty contained in Section 6.03 of the Trust Agreement;

         (b) With respect to any such claim, the Indemnified Party shall have given the Master Servicer written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

         (c) While maintaining control over its own defense, the Indemnified Party shall cooperate and consult fully with the Master Servicer in preparing such defense;

         (d) Notwithstanding anything to the contrary, the Master Servicer shall not be liable for the settlement of any claim by an Indemnified Party entered into without the prior written consent of the Master Servicer.

         No termination of this Agreement shall affect the obligation created by this Section of the Master Servicer to indemnify the Owner Trustee and the Indemnified Parties under the conditions and to the extent set forth herein.

                                  ARTICLE VII

                                     DEFAULT

         Section 7.01. DEFAULT. If any one of the following events (each, a "Servicing Default") shall occur and be continuing:

         (a) any failure by the Master Servicer to deposit into any Collection Account or the Trustee Collection Account any deposit required to be made under the terms of this Agreement that continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Issuer or the Indenture Trustee; or

         (b) any failure on the part of the Master Servicer to duly observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in this Agreement, which failure materially and adversely affects the interests of any Securityholder, and which failure continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Issuer or the Indenture Trustee;

then, in the case of paragraphs (a) or (b), the Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee in writing thereof and, for so long as such Servicing Default shall not have been remedied by the Master Servicer, then the Issuer or the Indenture Trustee may, by notice then given in writing to the Master Servicer, terminate all rights and obligations of the Master Servicer hereunder, other than the Master Servicer's right to receive servicing compensation and reimbursement of expenses hereunder during any period prior to the date of such termination, and the Indenture Trustee, the Owner Trustee or the Issuer may exercise any and all other remedies available at law or in equity. Any such notice to the Indenture Trustee shall also be given to each Rating Agency and the Issuer. Subject to Section 7.02, on or after receipt by the Master Servicer of such written notice in the case of paragraphs (a) or (b), all authority and power of the Master Servicer under this Agreement shall pass to and be vested in the Indenture Trustee as pledgee of the Mortgage Loans pursuant to this Section. Without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney in-fact or otherwise, any and all documents or other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination under paragraphs (a) or (b), whether to complete the transfer and endorsement of each Mortgage Loan or the related Mortgage Documents or Related Documents, or otherwise. The Master Servicer agrees to cooperate fully with the Owner Trustee and the Indenture Trustee, as the case may be, in effecting the termination under paragraphs (a) or (b) of the rights and responsibilities of the Master Servicer hereunder, including the transfer to the Indenture Trustee (or other applicable successor) for the administration by it of all cash relating to the Mortgage Loans that shall at the time be held by the Master Servicer for deposit into the Collection Account, or that have been thereafter received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer and, in any event, if the initial Master Servicer cannot pay any such amount, in accordance with Section
3.05 of the Indenture) upon presentation of reasonable documentation of such costs and expenses.

         Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan that was due prior to the notice terminating the Master Servicer's rights and obligations hereunder and received after such notice, that portion thereof to which the Master Servicer would have been entitled hereunder, its Servicing Fee in respect thereof and any other amounts payable to the Master Servicer hereunder the entitlement to which arose prior to such termination.

         Notwithstanding the foregoing, a delay in or failure of performance under paragraph (a) or (b) above, after the expiration of the applicable grace periods, shall not constitute a Servicing Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Master Servicer and such delay or failure was caused by an Act of God, any act of the public enemy, declared or undeclared war, public disorder, rebellion or sabotage, or epidemic, landslide, lightning, fire, hurricane, earthquake or flood. The preceding sentence shall not relieve the Master Servicer from using reasonable efforts to perform its obligations hereunder in a timely manner in accordance with the terms hereof, and the Master Servicer shall provide the Owner Trustee, the Indenture Trustee and the Securityholders with notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

         Section 7.02. INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

         (a) Within 90 days after the date the Master Servicer and the Indenture Trustee receive a notice of termination of the Master Servicer pursuant to
Section 7.01 or sends a resignation notice pursuant to Section 6.04, the Indenture Trustee, as pledgee of the Mortgage Loans, shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer hereunder and with respect to the transactions set forth herein, and shall be subject to all responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms hereof PROVIDED, HOWEVER, the Indenture Trustee will use its reasonable best efforts to perform the duties of the Master Servicer prior to the end of such 90-day period. Nothing in any Basic Document shall be construed to permit or require the Indenture Trustee to (i) be responsible or accountable for any act or omission of any prior Master Servicer prior to the issuance of the related notice of termination hereunder, (ii) in its capacity as successor Master Servicer, purchase, repurchase or substitute any Mortgage Loan or fund any Additional Balances with respect thereto, (iii) fund any losses on any Permitted Investment directed by any prior Master Servicer hereunder or (iv) be responsible for the representations or warranties of any such prior Master Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given. If the Indenture Trustee is (i) unwilling to act as successor Master Servicer or
(ii) legally unable so to act, then the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint any established mortgage loan servicing institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder with respect to all or any part of the Master Servicer's responsibilities, duties or liabilities hereunder; provided, that no Rating Agency, after prior notice thereto, shall have notified the Indenture Trustee in writing that the appointment of such successor Master Servicer would result in a Rating Event. Notwithstanding the foregoing, pending the appointment of a successor Master Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as provided above. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation that the Master Servicer would otherwise have received pursuant to Section 3.10 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer that may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of any predecessor Master Servicer or for any breach by such Master Servicer of any of its representations or warranties contained herein or in any other Basic Document. The Indenture Trustee and such successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         (b) Any successor Master Servicer, including the Indenture Trustee shall not be deemed to be in default or to have breached its duties hereunder if the predecessor Master Servicer shall fail to make any required deposit into the Collection Account or otherwise cooperate with any required servicing transfer or succession hereunder.

         Section 7.03. NOTIFICATION TO SECURITYHOLDERS. Upon any termination of or appointment of a successor Master Servicer hereunder, the Indenture Trustee shall give prompt written notice thereof to the Issuer, the Indenture Trustee and each Rating Agency.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         Section 8.01. AMENDMENT. This Agreement may be amended from time to time by the parties hereto to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement, add any provision that provides additional rights to the Certificateholders or Noteholders or ensure that the Trust is not classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, that (A) (i) such amendment will not, in the good faith judgment of the parties thereto, materially and adversely affect the interest of any Certificateholder or Noteholder and (ii) an Opinion of Counsel is delivered to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interest of any Certificateholder or Noteholder or (B) to the extent affected thereby, with the consent of the Holders of Notes evidencing not less than a majority of the Note Balance of the Notes and, to the extent affected thereby, the consent of the Holders of Certificates evidencing not less than a majority of the Percentage Interests of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Note Balance of the Notes and the Percentage Interests of the Certificates required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Holders of all outstanding Certificates; and provided further, that the Indenture Trustee shall consent thereto.

         Promptly after the execution of any such amendment or consent, the Master Servicer shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee. It shall not be necessary for the consent of the Certificateholder or Noteholder pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholder or Noteholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholder or Noteholders shall be subject to such reasonable requirements as the Owner Trustee or Indenture Trustee may prescribe from time to time.

         Section 8.02. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT CONSIDERATION OF THE CHOICE OF LAW PRINCIPLES THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 8.03. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by certified mail, return receipt requested or by facsimile, (a) if to the Depositor, to 383 Madison Avenue, 10th Floor, New York, New York 10179, Attention: Asset Backed Securities Group; (b) if to the Master Servicer, to __________________________________________________________________;
(c) if to [Moody's, to 99 Church Street, 4th Floor, New York, New York 10001,
Attention: Home Mortgage Loan Monitoring Group]; (d) if to [Standard & Poor's, to 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group and Structured Finance Residential Department]; (e) if to the Owner Trustee, to ______________________________________________________________
(with a copy to each Rating Agency); (f) if to the Issuer, to c/o
________________________________________________________________________________
___________________________________________________________; (g) if to the
Indenture Trustee, to
___________________________________________________________________; and (h) as
to each of the foregoing Persons, at such other address or facsimile numbers as shall be designated by such Person in a written notice to the other foregoing Persons.

         Section 8.04. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the Securityholders.

         Section 8.05. THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Owner Trustee, and their respective successors and permitted assigns. Except as otherwise provided herein, no other Person shall have any right or obligation hereunder.

         Section 8.06. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

         Section 8.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and in the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

Section 8.08.     TERMINATION; CLEAN-UP CALL.

         (a) The respective obligations and responsibilities of the parties hereto shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture, following the earlier of (i) the date on or before which the Indenture or the Trust Agreement is terminated; or (ii) the purchase by the Depositor or the Master Servicer of all Mortgage Loans pursuant to paragraph (b) below.

         (b) Subject to the provisions of paragraphs (d) and (e) below, Depositor, or if the Depositor declines the Master Servicer with the permission of the Depositor, shall have the right to purchase the Mortgage Loans and the Trust Estate on any Payment Date on which the aggregate Principal Balance of the Mortgage Loans (after applying payments received in the related Collection Period) is less than 10% of the Initial Aggregate Principal Balance, at a price equal to the lesser of (i) 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and any unpaid Servicing Fee shall be deemed to have been paid at such time) and (ii) the fair market value of all such remaining Mortgage Loans.

         (c) Notwithstanding the provisions in paragraph (b) above, the Depositor or the Master Servicer, as applicable, may not exercise the option in paragraph (b) above unless the purchase price for the Mortgage Loans equals or exceeds the sum of (i) all accrued and unpaid interest (including any Interest Carry-Forward Amounts) on the Outstanding Classes of Notes, (ii) the outstanding Note Balances of the Outstanding Class or Classes of Notes, including the adjusted issue prices payable pursuant to the immediately following two sentences and (iii) any unpaid amounts owed to the Indenture Trustee, the Owner Trustee and the Administrator. [If the Notes are redeemed prior to the Payment Date in _________, 200__, the Class [A-IO] Notes will be entitled to receive their adjusted issue price, which will be equal to the present value of the remaining payments on the Class [A-IO] Notes, using a discount rate equal to the discount rate reflected in the price paid by the initial purchaser of the Class [A-IO] Notes on the Closing Date.] If the Depositor or the Master Servicer exercises any such right, the Depositor or the Master Servicer, as applicable, shall deposit the amount calculated above with the Indenture Trustee for distribution to the Securityholders and, upon the receipt of such deposit, the Indenture Trustee or the Custodian shall release the related Mortgage Files to the Depositor or the Master Servicer, as applicable.

         (d) The Master Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution at the time the Mortgage Loans are to be released to the Depositor or the Master Servicer, appropriate documents assigning each such Mortgage Loan from the Indenture Trustee or the Issuer to the Depositor or the Master Servicer, as applicable.

         Section 8.09. CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE. For all purposes of this Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder (except in its capacity as successor Servicer after a Servicer Default), the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

         Section 8.10. OWNER TRUSTEE NOT LIABLE FOR MORTGAGE DOCUMENTS OR RELATED DOCUMENTS. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any Basic Document, the Securities (other than the signature of the Owner Trustee on the Certificate), or any Mortgage Document or Related Document. The Owner Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Securityholders, including the compliance by the Depositor or Seller with any representation or warranty made in any Basic Document or the accuracy of any such representation or warranty, or any action of the Paying Agent, the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 8.11. LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [Name of Owner Trustee] not in its individual capacity but solely in its capacity as Owner Trustee, and in no event shall [Name of Owner Trustee] in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         Section 8.12. TAX TREATMENT OF SERVICING FEE AND OTHER AMOUNTS. The Master Servicer covenants and agrees that it and its Affiliates will treat all compensation derived by it or any of its Affiliates under this Agreement, including, without limitation, the Servicing Fee, late payment charges and other receipts not required to be deposited into the Collection Account as specified in Section 5.02 and net income from Permitted Investments of funds in the Collection Account, as compensation for services for all federal, state and local income tax purposes. In addition, the Master Servicer covenants and agrees that it and its Affiliates will treat, for all federal, state and local income tax purposes, all amounts not provided for in this Agreement that are to be paid to it or any of its Affiliates in respect of its activities as Master Servicer or that are determined directly or indirectly by reference to payments on the Mortgage Loans as compensation for services.

                                      * * *

         IN WITNESS WHEREOF, the Depositor, Seller, the Master Servicer, the Issuer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers or representatives as of the date and year first above written.



                                  BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor

                                  By:________________________________________
                                     Name:
                                     Title:

                                  [NAME OF SELLER AND MASTER SERVICER],
                                     as Seller and as Master Servicer

                                  By:________________________________________
                                     Name:
                                     Title:

                                  [NAME OF OWNER TRUSTEE]
                                     as Issuer

                                  By:  [NAME OF ISSUING ENTITY], not in its
                                       individual capacity but  solely as Owner
                                       Trustee

                                       By:___________________________________
                                          Name:
                                          Title:

                                  [NAME OF INDENTURE TRUSTEE],
                                  as Indenture Trustee

                                  By:________________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A


                 MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

                                    EXHIBIT B


                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT C


                            LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PREMISES:

         That [Name of Indenure Trustee] (the "Indenture Trustee") under the indenture dated as of _________ 1, 200__ (the "Indenture"), between [Name of Issuing Entity] and the Indenture Trustee, a national banking association existing under the laws of the United States of America and having its principal office located at ___________________________________________
_____________________________________, hath made, constituted and appointed, and does by these presents make, constitute and appoint [Name of Master Servicer], a bank organized and existing under the laws of the State of [________], as Master Servicer under the Sale and Servicing Agreement (defined below) and [_____________], a [_______________] organized under the laws of [__________], as initial subservicer thereunder, its true and lawful attorney-in-fact, with full power and authority to sign, execute, acknowledge, deliver, file for recordation and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the Mortgage Loans or the related Mortgaged Properties, Mortgage Documents or Related Documents, for which the undersigned is acting as Indenture Trustee (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of related Mortgage Documents) and for which [Name of Master Servicer] is acting as Master Servicer pursuant to the sale and servicing agreement dated as of _________, 200__ (the "Sale and Servicing Agreement"). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         This appointment shall apply to the following enumerated transactions only:

1. The modification or re-recording of a Mortgage Loan, where such modification or re-recording is for the purpose of correcting the Mortgage Loan to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and such modification or re-recording, in either instance, does not adversely affect the Lien of the Mortgage Loan as insured.

2. The subordination of the Lien of a Mortgage Loan to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this paragraph shall include the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish the same.

3. With respect to a Mortgage Loan, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including any and all of the following acts:

         a. the substitution of trustee(s) serving under a deed of trust, in accordance with state law and such deed of trust;

         b.       statements of breach or non-performance;

         c.       notices of default;

         d. cancellations/rescissions of notices of default and/or notices of sale;

         e.       the taking of a deed in lieu of foreclosure; and

         f. such other documents and actions as may be necessary under the terms of the Mortgage Loan or state law to expeditiously complete such transactions.

4. The conveyance of mortgaged properties to a mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.       The completion of loan assumption agreements.

6. The full satisfaction and/or release of a Mortgage Loan or full reconveyance upon payment and discharge of all sums secured thereby, including cancellation of any related Mortgage Documents.

7. The assignment of any Mortgage Loan and the related Mortgage Documents in connection with the repurchase of such Mortgage Loan.

8. The full assignment of a Mortgage Loan upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof including, without limitation, the endorsement of the related Mortgage Documents.

9. The subordination of the Lien of a Mortgage Loan, where such subordination is in connection with any modification pursuant to
         Section 3.01(b) of the Sale and Servicing Agreement, and the execution of partial satisfactions or releases in connection with such Section.

10. The modification or re-recording of a Mortgage Loan, where such modification or re-recording is for the purpose of any modification pursuant to Section 3.03 of the Sale and Servicing Agreement.

11. Any other modification of the terms of a Mortgage Loan (including the Mortgage Interest Rate thereon) made in accordance with the Sale and Servicing Agreement.

         The undersigned gives such attorneys-in-fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and does hereby ratify and confirm to all that such attorneys-in-fact shall lawfully do or cause to be done by authority hereof.

         Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect has not been revoked unless an instrument of revocation shall have been made in writing by the undersigned.

                                  [NAME OF INDENTURE TRUSTEE], not in its
                                  individual capacity but solely as Indenture
                                  Trustee


                                  By:_________________________________________
                                     Name:
                                     Title:

--------------------------------------------------------------------------------

                                    EXHIBIT D


                        REQUEST FOR RELEASE OF DOCUMENTS


To:                [Name of Indenture Trustee]
                   ___________________________
                   ___________________________
                   ___________________________

                   Re: Sale and Servicing Agreement dated as of _________ 1, 200__, among Bear Stearns Asset Backed Securities I LLC, [Name of Seller and Master Servicer], [Name of Issuing Entity] and [Name of Indenture Trustee]
                           _____________________________________________________
                           _____________________________________________________


         In connection with the administration of the Mortgage Loans held by you as Indenture Trustee pursuant to the above-captioned Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & ZIP Code:


Reason for Requesting Documents (check one):

_____     1.    Mortgage Paid in Full

_____     2.    Foreclosure

_____     3.    Substitution

_____     4.    Other Liquidation (Repurchased, etc.)

_____     5.    Nonliquidation   Reason:____________________________

Address to which Indenture Trustee should
Deliver the Mortgage File:          _____________________________
                                    _____________________________
                                    _____________________________

                                  By: _____________________________________
                                              (authorized signer)

                                  Issuer: __________________________________

                                  Address: _________________________________

                                  Date: ____________________________________

[Name of Indenture Trustee]

Please acknowledge the execution of the above request by your signature and date below:

____________________________________________         ___________________________
Signature                                                  Date

Documents returned to Indenture Trustee:

____________________________________________         ___________________________
Indenture Trustee                                          Date

                                    EXHIBIT E


               FORM OF INITIAL CERTIFICATION OF INDENTURE TRUSTEE


Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue, 10th Floor
New York, New York 10179
Attention: Asset Backed Securities Group

[Name of Seller]
_________________________
_________________________
_________________________


Re:      [NAME OF ISSUING ENTITY]

         The undersigned, a duly authorized representative of [Name of Indenture Trustee], as Indenture Trustee (the "Indenture Trustee") and pursuant to the Sale and Servicing Agreement dated as of _________ 1, 200__, between Bear Stearns Asset Backed Securities I LLC as Depositor of the Trust, [Name of Seller and Master Servicer], as Seller and Master Servicer, [Name of Issuing Entity] and the Indenture Trustee (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Sale and Servicing Agreement"), does hereby certify as follows:

         A. Capitalized terms used in this Certificate have their respective meanings set forth in the Sale and Servicing Agreement. References herein to certain subsections are references to the respective subsections of the Sale and Servicing Agreement.

         B. This Certificate is being delivered pursuant to Section 2.03.

         C. The Undersigned is a Responsible Officer.

         D. This Certificate is being delivered by the date specified in Section 2.03

         E. Pursuant to and in accordance with the limitations set forth in
Section 2.03, the Indenture Trustee hereby certifies and declares that, with noted exceptions on attached schedule, (i) all documents required to be delivered pursuant to Section 2.03 are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn, or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) it has received a Mortgage File containing the Mortgage and Mortgage Note or Loan Agreement, as applicable, for each Mortgage Loan listed on the attached schedule.

IN WITNESS WHEREOF, the Indenture Trustee has caused this Certificate to be duly executed this _____ day of ___________, 20__.

                                      [NAME OF INDENTURE TRUSTEE],
                                      as Indenture Trustee


                                       By:______________________________________
                                                  Authorized Officer

                                    EXHIBIT F


                FORM OF FINAL CERTIFICATION OF INDENTURE TRUSTEE


Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue, 10th Floor
New York, New York 10179
Attention: Asset Backed Securities Group

[Name of Seller]
______________________________
______________________________
______________________________


Re:      [NAME OF ISSUING ENTITY]

         The undersigned, a duly authorized representative of [Name of Indenture Trustee], as Indenture Trustee (the "Indenture Trustee") and pursuant to the Sale and Servicing Agreement dated as of _____________ __, 200__, between Bear Stearns Asset Backed Securities, Inc., as Depositor of the Trust, [Name of Seller and Master Servicer, as Seller and Master Servicer, the [Name of Issuing Entity] and the Indenture Trustee (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Sale and Servicing Agreement"), does hereby certify as follows:

         A. Capitalized terms used in this Certificate have their respective meanings set forth in the Sale and Servicing Agreement. References herein to certain subsections are references to the respective subsections of the Sale and Servicing Agreement.

         B. This Certificate is being delivered pursuant to Section 2.03.

         C. The Undersigned is a Responsible Officer.

         D. This Certificate is being delivered by the date specified in Section 2.03

         E. Pursuant to and in accordance with the limitations set forth in
Section 2.03, the Indenture Trustee hereby certifies and declares that, with the exceptions noted on the attached schedule, that with respect to the Mortgage Documents relating to each Mortgage Loan listed on the attached Mortgage Loan Schedule to the Sale and Servicing Agreement, the following data elements on such Mortgage Documents are the same as set forth on the Mortgage Loan Schedule to the Sale and Servicing Agreement for such Mortgage Loan: (a) Seller's loan number, (b) the Mortgagor's name, (c) the address (including city and state) of the related Mortgaged Property, (d) the original principal balance, and (e) the maturity of the related Mortgage Note.

         IN WITNESS WHEREOF, the Indenture Trustee has caused this Certificate to be duly executed this _____ day of ___________, 20__.

                                       [NAME OF INDENTURE TRUSTEE],
                                       as Indenture Trustee


                                       By:_____________________________________
                                                    Authorized Officer

                                    EXHIBIT G

                           FORM OF CERTIFICATION TO BE
                 PROVIDED BY THE MASTER SERVICER WITH FORM 10-K

Re:       [Name of Issuing Entity]

         I, ____________, the [senior officer] of [Name of Issuing Entity] (the "Master Servicer") in charge of servicing, certify that:

         1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, for [Name of Issuing Entity] (the "Trust").

         2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report.

         3. Based on my knowledge, the distribution information and the servicing information required to be provided to the Indenture Trustee by the Master Servicer under the Sale and Servicing Agreement is included in these reports.

         4. I am responsible for reviewing the activities performed by the Master Servicer under the Sale and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Sale and Servicing Agreement, and except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the Sale and Servicing Agreement.

         5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Sale and Servicing Agreement that is included in these reports.

         Capitalized terms used but not defined herein have the meanings ascribed to them in the Sale and Servicing Agreement, dated _________ 1, 200__ (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Securities I LLC, as depositor, the Master Servicer, the Trust and [Name of Indenture Trustee], as indenture trustee (the "Indenture Trustee").

         [In giving the certifications above, I have reasonably relied on information provided by the following unaffiliated third parties: Bear Stearns Asset Backed Securities I LLC, and [Name of Indenture Trustee]]

                                       [NAME OF MASTER SERVICER]

                                       By:   ___________________________________
                                       Name: ___________________________________
                                       Title:___________________________________

                                    EXHIBIT H

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS unless otherwise noted)

KEY:
X - obligation


WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN THEIR MANAGEMENT ASSERTION THAT THEY ARE ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN THEY ARE RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS.


------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
REG AB REFERENCE   SERVICING CRITERIA                         SERVICERS     MASTER     SECURITIES    CUSTODIAN     PAYING AGENT
                                                                           SERVICER    ADMINISTRATOR
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(1)(i)      Policies and  procedures  are instituted       X            X            X
                   to  monitor  any  performance  or  other
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(1)(ii)     If  any  material  servicing  activities       X            X
                   are   outsourced   to   third   parties,
                   policies and  procedures  are instituted
                   to    monitor    the    third    party's
                   performance  and  compliance  with  such
                   servicing activities.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Any   requirements  in  the  transaction
                   agreements   to   maintain   a   back-up
                   servicer   for  the  Pool   Assets   are
1122(d)(1)(iii)    maintained.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(1)(iv)     A   fidelity   bond   and   errors   and       X            X
                   omissions  policy  is in  effect  on the
                   party  participating  in  the  servicing
                   function    throughout   the   reporting
                   period  in  the   amount   of   coverage
                   required by and  otherwise in accordance
                   with  the   terms  of  the   transaction
                   agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   CASH COLLECTION AND ADMINISTRATION
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(2)(i)      Payments  on pool  assets are  deposited       X            X            X                            X
                   into  the  appropriate   custodial  bank
                   accounts  and  related   bank   clearing
                   accounts no more than two business  days
                   following receipt,  or such other number
                   of  days  specified  in the  transaction
                   agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Disbursements  made via wire transfer on       X            X            X                            X
                   behalf of an obligor  or to an  investor
1122(d)(2)(ii)     are made only by authorized personnel.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Advances   of   funds   or    guarantees       X            X
                   regarding  collections,  cash  flows  or
                   distributions,   and  any   interest  or
                   other fees  charged  for such  advances,
                   are  made,   reviewed  and  approved  as
                   specified     in     the     transaction
1122(d)(2)(iii)    agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   The    related    accounts    for    the       X            X            X                            X
                   transaction,   such  as   cash   reserve
                   accounts  or accounts  established  as a
                   form  of  over  collateralization,   are
                   separately    maintained   (e.g.,   with
                   respect to  commingling  of cash) as set
1122(d)(2)(iv)     forth in the transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Each custodial  account is maintained at       X            X            X
                   a    federally    insured     depository
                   institution   as   set   forth   in  the
                   transaction agreements.  For purposes of
                   this   criterion,   "federally   insured
                   depository  institution" with respect to
                   a foreign financial  institution means a
                   foreign   financial   institution   that
                   meets   the    requirements    of   Rule
                   13k-1(b)(1) of the  Securities  Exchange
1122(d)(2)(v)      Act.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Unissued  checks are  safeguarded  so as       X
1122(d)(2)(vi)     to prevent unauthorized access.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(2)(vii)    Reconciliations   are   prepared   on  a       X            X            X                            X
                   monthly   basis  for  all   asset-backed
                   securities    related   bank   accounts,
                   including    custodial    accounts   and
                   related bank  clearing  accounts.  These
                   reconciliations  are (A)  mathematically
                   accurate;   (B)   prepared   within   30
                   calendar  days after the bank  statement
                   cutoff  date,  or such  other  number of
                   days   specified   in  the   transaction
                   agreements;  (C)  reviewed  and approved
                   by  someone  other  than the  person who
                   prepared  the  reconciliation;  and  (D)
                   contain   explanations  for  reconciling
                   items.   These   reconciling  items  are
                   resolved  within  90  calendar  days  of
                   their original  identification,  or such
                   other  number of days  specified  in the
                   transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   INVESTOR REMITTANCES AND REPORTING
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(3)(i)      Reports to  investors,  including  those       X            X            X
                   to be  filed  with the  Commission,  are
                   maintained   in   accordance   with  the
                   transaction  agreements  and  applicable
                   Commission  requirements.  Specifically,
                   such   reports   (A)  are   prepared  in
                   accordance  with  timeframes  and  other
                   terms  set  forth  in  the   transaction
                   agreements;   (B)  provide   information
                   calculated in accordance  with the terms
                   specified     in     the     transaction
                   agreements;   (C)  are  filed  with  the
                   Commission  as required by its rules and
                   regulations;    and   (D)   agree   with
                   investors' or the  trustee's  records as
                   to the total  unpaid  principal  balance
                   and number of Pool  Assets  serviced  by
                   the Servicer.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Amounts due to investors  are  allocated       X            X            X                            X
                   and   remitted   in   accordance    with
                   timeframes,  distribution  priority  and
                   other    terms    set   forth   in   the
1122(d)(3)(ii)     transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Disbursements  made to an  investor  are       X            X            X                            X
                   posted  within two business  days to the
                   Servicer's  investor  records,  or  such
                   other  number of days  specified  in the
1122(d)(3)(iii)    transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Amounts  remitted to  investors  per the       X            X            X                            X
                   investor  reports  agree with  cancelled
                   checks,  or other  form of  payment,  or
1122(d)(3)(iv)     custodial bank statements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                            POOL ASSET ADMINISTRATION
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(i)      Collateral  or  security  on pool assets       X                                      X
                   is   maintained   as   required  by  the
                   transaction  agreements  or related pool
                   asset documents.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(ii)     Pool  assets and related  documents  are       X                                      X
                   safeguarded    as    required   by   the
                   transaction agreements
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(iii)    Any      additions,      removals     or       X            X
                   substitutions  to  the  asset  pool  are
                   made,    reviewed    and   approved   in
                   accordance   with  any   conditions   or
                   requirements    in    the    transaction
                   agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(iv)     Payments on pool assets,  including  any       X
                   payoffs,  made in  accordance  with  the
                   related pool asset  documents are posted
                   to  the   Servicer's   obligor   records
                   maintained  no more  than  two  business
                   days  after   receipt,   or  such  other
                   number   of   days   specified   in  the
                   transaction  agreements,  and  allocated
                   to  principal,  interest  or other items
                   (e.g.,  escrow) in  accordance  with the
                   related pool asset documents.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   The  Servicer's  records  regarding  the       X
                   pool  assets  agree with the  Servicer's
                   records  with  respect  to an  obligor's
1122(d)(4)(v)      unpaid principal balance.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Changes  with  respect to the terms or         X
                   status  of  an  obligor's   pool  assets
                   (e.g., loan  modifications or re-agings)
                   are  made,   reviewed  and  approved  by
                   authorized  personnel in accordance with
                   the transaction agreements and related
1122(d)(4)(vi)     pool asset documents.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Loss  mitigation  or  recovery   actions       X
                   (e.g., forbearance plans,  modifications
                   and   deeds  in  lieu  of   foreclosure,
                   foreclosures   and   repossessions,   as
                   applicable)  are  initiated,   conducted
                   and  concluded  in  accordance  with the
                   timeframes    or   other    requirements
                   established    by    the     transaction
1122(d)(4)(vii)    agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(viii)   Records  documenting  collection efforts       X
                   are maintained  during the period a pool
                   asset is delinquent  in accordance  with
                   the   transaction    agreements.    Such
                   records  are  maintained  on at  least a
                   monthly  basis,  or  such  other  period
                   specified     in     the     transaction
                   agreements,  and  describe  the entity's
                   activities  in   monitoring   delinquent
                   pool  assets  including,   for  example,
                   phone   calls,   letters   and   payment
                   rescheduling   plans  in   cases   where
                   delinquency is deemed  temporary  (e.g.,
                   illness or unemployment).
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(ix)     Adjustments to interest rates or rates         X
                   of return for pool assets with  variable
                   rates are computed  based on the related
                   pool asset documents.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
1122(d)(4)(x)      Regarding  any  funds  held in trust for       X
                   an  obligor  (such as escrow  accounts):
                   (A)  such   funds   are   analyzed,   in
                   accordance   with  the  obligor's   pool
                   asset  documents,  on at least an annual
                   basis,  or such other  period  specified
                   in  the  transaction   agreements;   (B)
                   interest  on  such  funds  is  paid,  or
                   credited,   to  obligors  in  accordance
                   with  applicable  pool  asset  documents
                   and state  laws;  and (C) such funds are
                   returned  to  the   obligor   within  30
                   calendar  days of full  repayment of the
                   related  pool  assets,   or  such  other
                   number   of   days   specified   in  the
                   transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Payments  made on behalf  of an  obligor       X
                   (such as tax or insurance  payments) are
                   made on or before  the  related  penalty
                   or  expiration  dates,  as  indicated on
                   the  appropriate  bills or  notices  for
                   such   payments,   provided   that  such
                   support   has  been   received   by  the
                   servicer  at  least  30  calendar   days
                   prior  to  these  dates,  or such  other
                   number   of   days   specified   in  the
1122(d)(4)(xi)     transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Any   late   payment   penalties   in          X
                   connection  with any  payment to be made
                   on  behalf of an  obligor  are paid from
                   the Servicer's  funds and not charged to
                   the obligor, unless the late payment was
                   due to the obligor's error or
1122(d)(4)(xii)    omission.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Disbursements  made  on  behalf  of an         X
                   obligor are posted  within two  business
                   days to the obligor's records maintained
                   by the servicer, or such other number of
                   days  specified in the  1122(d)(4)(xiii)
                   transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Delinquencies,      charge-offs      and       X            X            X
                   uncollectible  accounts  are  recognized
                   and  recorded  in  accordance  with  the
1122(d)(4)(xiv)    transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------
                   Any   external   enhancement   or  other                                 X
                   support,  identified in Item  1114(a)(1)
                   through  (3) or Item 1115 of  Regulation
                   AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ----------------------------------------- ------------ ------------ ------------ ------------- ----------------





[TABLE CONTINUED]


------------------ -----------------------------------------  ----------------- -------------------------------------------
REG AB REFERENCE   SERVICING CRITERIA                             TRUSTEE                         NOTES

------------------ -----------------------------------------  ----------------- -------------------------------------------
                   GENERAL SERVICING CONSIDERATIONS
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(1)(i)      Policies and  procedures  are instituted         X-1         1 - ATTEST TO KNOWLEDGE BUT NOT TO PROCESS
                   to  monitor  any  performance  or  other
                   triggers   and   events  of  default  in
                   accordance    with    the    transaction
                   agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(1)(ii)     If  any  material  servicing  activities
                   are   outsourced   to   third   parties,
                   policies and  procedures  are instituted
                   to    monitor    the    third    party's
                   performance  and  compliance  with  such
                   servicing activities.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Any   requirements  in  the  transaction                     NA
                   agreements   to   maintain   a   back-up
                   servicer   for  the  Pool   Assets   are
1122(d)(1)(iii)    maintained.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(1)(iv)     A   fidelity   bond   and   errors   and
                   omissions  policy  is in  effect  on the
                   party  participating  in  the  servicing
                   function    throughout   the   reporting
                   period  in  the   amount   of   coverage
                   required by and  otherwise in accordance
                   with  the   terms  of  the   transaction
                   agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   CASH COLLECTION AND ADMINISTRATION
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(2)(i)      Payments  on pool  assets are  deposited
                   into  the  appropriate   custodial  bank
                   accounts  and  related   bank   clearing
                   accounts no more than two business  days
                   following receipt,  or such other number
                   of  days  specified  in the  transaction
                   agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Disbursements  made via wire transfer on
                   behalf of an obligor  or to an  investor
1122(d)(2)(ii)     are made only by authorized personnel.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Advances   of   funds   or    guarantees          X
                   regarding  collections,  cash  flows  or
                   distributions,   and  any   interest  or
                   other fees  charged  for such  advances,
                   are  made,   reviewed  and  approved  as
                   specified     in     the     transaction
1122(d)(2)(iii)    agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   The    related    accounts    for    the
                   transaction,   such  as   cash   reserve
                   accounts  or accounts  established  as a
                   form  of  over  collateralization,   are
                   separately    maintained   (e.g.,   with
                   respect to  commingling  of cash) as set
1122(d)(2)(iv)     forth in the transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Each custodial  account is maintained at          X
                   a    federally    insured     depository
                   institution   as   set   forth   in  the
                   transaction agreements.  For purposes of
                   this   criterion,   "federally   insured
                   depository  institution" with respect to
                   a foreign financial  institution means a
                   foreign   financial   institution   that
                   meets   the    requirements    of   Rule
                   13k-1(b)(1) of the  Securities  Exchange
1122(d)(2)(v)      Act.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Unissued  checks are  safeguarded  so as
1122(d)(2)(vi)     to prevent unauthorized access.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(2)(vii)    Reconciliations   are   prepared   on  a
                   monthly   basis  for  all   asset-backed
                   securities    related   bank   accounts,
                   including    custodial    accounts   and
                   related bank  clearing  accounts.  These
                   reconciliations  are (A)  mathematically
                   accurate;   (B)   prepared   within   30
                   calendar  days after the bank  statement
                   cutoff  date,  or such  other  number of
                   days   specified   in  the   transaction
                   agreements;  (C)  reviewed  and approved
                   by  someone  other  than the  person who
                   prepared  the  reconciliation;  and  (D)
                   contain   explanations  for  reconciling
                   items.   These   reconciling  items  are
                   resolved  within  90  calendar  days  of
                   their original  identification,  or such
                   other  number of days  specified  in the
                   transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   INVESTOR REMITTANCES AND REPORTING
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(3)(i)      Reports to  investors,  including  those
                   to be  filed  with the  Commission,  are
                   maintained   in   accordance   with  the
                   transaction  agreements  and  applicable
                   Commission  requirements.  Specifically,
                   such   reports   (A)  are   prepared  in
                   accordance  with  timeframes  and  other
                   terms  set  forth  in  the   transaction
                   agreements;   (B)  provide   information
                   calculated in accordance  with the terms
                   specified     in     the     transaction
                   agreements;   (C)  are  filed  with  the
                   Commission  as required by its rules and
                   regulations;    and   (D)   agree   with
                   investors' or the  trustee's  records as
                   to the total  unpaid  principal  balance
                   and number of Pool  Assets  serviced  by
                   the Servicer.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Amounts due to investors  are  allocated
                   and   remitted   in   accordance    with
                   timeframes,  distribution  priority  and
                   other    terms    set   forth   in   the
1122(d)(3)(ii)     transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Disbursements  made to an  investor  are
                   posted  within two business  days to the
                   Servicer's  investor  records,  or  such
                   other  number of days  specified  in the
1122(d)(3)(iii)    transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Amounts  remitted to  investors  per the
                   investor  reports  agree with  cancelled
                   checks,  or other  form of  payment,  or
1122(d)(3)(iv)     custodial bank statements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                            POOL ASSET ADMINISTRATION
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(i)      Collateral  or  security  on pool assets
                   is   maintained   as   required  by  the
                   transaction  agreements  or related pool
                   asset documents.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(ii)     Pool  assets and related  documents  are
                   safeguarded    as    required   by   the
                   transaction agreements
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(iii)    Any      additions,      removals     or
                   substitutions  to  the  asset  pool  are
                   made,    reviewed    and   approved   in
                   accordance   with  any   conditions   or
                   requirements    in    the    transaction
                   agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(iv)     Payments on pool assets,  including  any
                   payoffs,  made in  accordance  with  the
                   related pool asset  documents are posted
                   to  the   Servicer's   obligor   records
                   maintained  no more  than  two  business
                   days  after   receipt,   or  such  other
                   number   of   days   specified   in  the
                   transaction  agreements,  and  allocated
                   to  principal,  interest  or other items
                   (e.g.,  escrow) in  accordance  with the
                   related pool asset documents.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   The  Servicer's  records  regarding  the
                   pool  assets  agree with the  Servicer's
                   records  with  respect  to an  obligor's
1122(d)(4)(v)      unpaid principal balance.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Changes  with  respect to the terms or
                   status  of  an  obligor's   pool  assets
                   (e.g., loan  modifications or re-agings)
                   are  made,   reviewed  and  approved  by
                   authorized  personnel in accordance with
                   the transaction agreements and related
1122(d)(4)(vi)     pool asset documents.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Loss  mitigation  or  recovery   actions
                   (e.g., forbearance plans,  modifications
                   and   deeds  in  lieu  of   foreclosure,
                   foreclosures   and   repossessions,   as
                   applicable)  are  initiated,   conducted
                   and  concluded  in  accordance  with the
                   timeframes    or   other    requirements
                   established    by    the     transaction
1122(d)(4)(vii)    agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(viii)   Records  documenting  collection efforts
                   are maintained  during the period a pool
                   asset is delinquent  in accordance  with
                   the   transaction    agreements.    Such
                   records  are  maintained  on at  least a
                   monthly  basis,  or  such  other  period
                   specified     in     the     transaction
                   agreements,  and  describe  the entity's
                   activities  in   monitoring   delinquent
                   pool  assets  including,   for  example,
                   phone   calls,   letters   and   payment
                   rescheduling   plans  in   cases   where
                   delinquency is deemed  temporary  (e.g.,
                   illness or unemployment).
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates
                   of return for pool assets with  variable
                   rates are computed  based on the related
                   pool asset documents.
------------------ -----------------------------------------  ----------------- -------------------------------------------
1122(d)(4)(x)      Regarding  any  funds  held in trust for
                   an  obligor  (such as escrow  accounts):
                   (A)  such   funds   are   analyzed,   in
                   accordance   with  the  obligor's   pool
                   asset  documents,  on at least an annual
                   basis,  or such other  period  specified
                   in  the  transaction   agreements;   (B)
                   interest  on  such  funds  is  paid,  or
                   credited,   to  obligors  in  accordance
                   with  applicable  pool  asset  documents
                   and state  laws;  and (C) such funds are
                   returned  to  the   obligor   within  30
                   calendar  days of full  repayment of the
                   related  pool  assets,   or  such  other
                   number   of   days   specified   in  the
                   transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Payments  made on behalf  of an  obligor
                   (such as tax or insurance  payments) are
                   made on or before  the  related  penalty
                   or  expiration  dates,  as  indicated on
                   the  appropriate  bills or  notices  for
                   such   payments,   provided   that  such
                   support   has  been   received   by  the
                   servicer  at  least  30  calendar   days
                   prior  to  these  dates,  or such  other
                   number   of   days   specified   in  the
1122(d)(4)(xi)     transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Any   late   payment   penalties   in
                   connection  with any  payment to be made
                   on  behalf of an  obligor  are paid from
                   the Servicer's  funds and not charged to
                   the obligor, unless the late payment was
                   due to the obligor's error or
1122(d)(4)(xii)    omission.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Disbursements  made  on  behalf  of an
                   obligor are posted  within two  business
                   days to the obligor's records maintained
                   by the servicer, or such other number of
                   days  specified in the  1122(d)(4)(xiii)
                   transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Delinquencies,      charge-offs      and
                   uncollectible  accounts  are  recognized
                   and  recorded  in  accordance  with  the
1122(d)(4)(xiv)    transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
                   Any   external   enhancement   or  other          X
                   support,  identified in Item  1114(a)(1)
                   through  (3) or Item 1115 of  Regulation
                   AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ -----------------------------------------  ----------------- -------------------------------------------
